ITEM 1. REPORT TO STOCKHOLDERS.


John Hancock
Investment
Grade
Bond Fund

ANNUAL
REPORT

5.31.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 15

Trustees & officers
page 29

For your information
page 33


Dear Fellow Shareholders,

After a weak first quarter 2003 due to the stalled economy, rising oil prices and concerns about corporate earnings and the war in Iraq, the stock market staged a strong rebound in April and May, with the end of war and better-than-expected first-quarter corporate earnings. As a result, the major indexes wiped out their first-quarter losses and wound up gaining ground year to date through May 31, 2003. The Dow Jones Industrial Average returned 7.17% and the Standard & Poor's 500 Index rose 10.34%. A rebound in the distressed technology sector sent the tech-heavy Nasdaq Composite Index up 19.50%. Bonds, which have outperformed stocks for the last three years, continued their upward trend this year, as investors still sought their relative safety and growing demand pushed bond prices up.

After the jarring stock market losses of the last three years, it's a relief for investors to be reminded that the market is indeed cyclical, and does eventually move up -- not just down. But while the stock market has been making its way back, the ride has been extremely volatile. Uncertainty still abounds about the strength of the economy, geopolitical issues, corporate governance problems, rising unemployment and the sustainability of corporate earnings growth. Even though the statistics suggest we might be emerging from this long, difficult bear market, we're not quite ready to call it history.

While no one can predict whether this market upturn can be sustained, and when the bear market cycle will turn, investors can take charge of how they maneuver through such uncertain times. First, take a look at how your portfolio is allocated among stocks, bonds and cash to make sure it's in the proper balance. Work with your investment professional, who knows your long-term goals and can help keep you on the right track, rather than being lured by today's stars, which could wind up tomorrow's laggards. And as always, keep a long-term investment horizon. We believe this offers the best way for you to survive the tough times and reach your investment objectives.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of May 31, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
a high level of
current income,
consistent with
preservation of
capital and main-
tenance of
liquidity, by invest-
ing primarily in
investment-grade
debt securities
rated from AAA
to BBB.

Over the last twelve months

* Economic growth remained tepid, and interest rates fell to historic lows.

* Bonds rallied nicely, while stock returns were down.

* The flight to quality that characterized the first half of the year began to reverse in the second half.

[Bar chart with heading "John Hancock Investment Grade Bond Fund." Under the heading is a note that reads "Fund performance for the year ended May 31, 2003." The chart is scaled in increments of 7% with 0% at the bottom and 14% at the top. The first bar represents the 12.35% total return for Class A. The second bar represents the 11.52% total return for Class B. The third bar represents the 11.52% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 issuers

35.5%   Federal National Mortgage Assn.
15.4%   United States Treasury
 4.8%   Government National Mortgage Assn.
 3.3%   Federal Home Loan Mortgage Corp.
 2.0%   Financing Corp.
 1.4%   General Electric Capital Corp.
 1.2%   Hydro-Quebec
 1.1%   UBS Preferred Funding Trust I
 1.0%   Continental Cablevision, Inc.
 1.0%   Corporacion Andina de Fomento

As a percentage of net assets on May 31, 2003.



MANAGERS'
REPORT

BY BARRY H. EVANS, CFA, DAWN M. BAILLIE, AND JEFFREY N. GIVEN, CFA, PORTFOLIO MANAGERS

John Hancock
Investment Grade Bond Fund

Bonds generated strong returns for the year ended May 31, 2003. As economic growth remained tepid and the war with Iraq dominated headlines, investors anticipated that already low interest rates would stay put or move lower. Bond yields began to drop sharply in advance of the Federal Reserve's November 2002 move to cut short-term interest rates. As yields fell, bond prices rose. The resulting gains pushed bond returns well ahead of those for stocks. For the 12-month period, the Lehman Brothers Aggregate Bond Index returned 11.58%, compared with the -8.07% return for the Standard & Poor's 500 Stock Index.

"Bonds generated strong
 returns for the year
 ended May 31, 2003."

YIELD ADVANTAGE

Nearly all bond sectors did well during the past year. Corporate bonds, particularly lower-rated issues, posted the strongest gains. Offering a sizable yield advantage over Treasuries, corporates made a strong comeback in the second half of the year, as efforts by companies to strengthen their balance sheets began to attract investor attention. The sector rallied as the likelihood of credit ratings downgrades decreased and certainty increased that issuers would make good on their payments to bondholders. Treasuries, which took the lead in the first half of the year, benefited from a flight to quality and falling interest rates. They ended the year not that far behind corporates. Mortgage bonds and bonds issued by government agencies beat Treasuries with similar maturities, thanks to their slight yield advantage.

FUND PERFORMANCE

John Hancock Investment Grade Bond Fund benefited from investing in corporate bonds with lower credit-quality ratings, as well as mortgage bonds with lower coupons (or stated interest rates). Strong returns from both areas helped the Fund's Class A, Class B and Class C shares return 12.35%, 11.52% and 11.52%, respectively, at net asset value for the year ended May 31, 2003. By comparison, the average intermediate investment-grade debt fund returned 10.38% during the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested for the entire period and did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

[Photos of Barry Evans and Dawn Baillie and Jeff Given flush right next to first paragraph.]

CORPORATE BOND GAINS

About one-third of the Fund's investments were in corporate bonds. We focused on lower-rated investment-grade corporate bonds -- those with BBB credit ratings. We were particularly attracted to telecommunications, where many issues suffered unfairly, we believe, because of the problems at WorldCom; cable, which was tainted with the Adelphia debacle; and utilities, which were hurt in the wake of the Enron fiasco. We believed that valuations in many cases were not warranted given the strength of the individual issuers.

"About one-third of the
 Fund's investments were
 in corporate bonds."

Our investments in AT&T Wireless Services, AOL Time Warner and selected electric utilities did especially well. CIT Group, a finance company spun off from Tyco, also rallied nicely. Ford Motor Credit, however, continued to experience problems related to a high debt load, an underfunded pension plan and weak industry sales. We held on, believing that Ford's bonds offer an attractive yield along with the potential for strong price returns once some of these issues are resolved.

SHIFT TO LOWER-COUPON MORTGAGES

Within the mortgage sector, our biggest concentration, we aggressively moved into lower-coupon issues. Starting last August, we sold bonds with 6.5%, 7% and 7.5% coupons, and added bonds with 4.5%, 5% and 5.5% coupons. We thought this repositioning offered the Fund better potential for yield and price performance, especially if interest rates continued to decline and homeowners kept paying off their higher-rate mortgages and refinancing at lower rates. We also added more collateralized mortgage obligations (or CMOs), high-quality structured products that tend to benefit a bit more than traditional mortgages when interest rates fall.

[Table at top left-hand side of page entitled "Quality distribution." The first listing is AAA--63%%. The second is AA--1%. The third is A--12%%. The fourth is BBB--20%.]

EMPHASIS ON CALLABLE BONDS

We pared back our overall Treasury stake, but kept a focus on shorter-term, callable Treasuries that can be redeemed before maturity and, therefore, offer slightly higher yields. Using the proceeds from these sales, we added BBB-rated, asset-backed securities issued by credit card companies. These are bonds backed by tangible assets -- in this case, giving bondholders the rights to credit cardholders' payments. Our expectation is that bonds issued by credit card companies will benefit as consumers repair their personal balance sheets.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 5-31-03." The chart is divided into four sections (from top to left): U.S. agencies 46%, Corporate bonds 35%, U.S. government 15% and Short-term investments & other 4%.]

Within the agency sector, we favored callable bonds, as well as subordinated agency debt, which is repayable only after other claims have been paid off. Both offer a slight yield advantage over Treasuries. The Fund particularly benefited from its stake in bonds issued by Financing Corp. (FICO), a government agency created after the savings and loan crisis in the early 1990s. FICO bonds tend to be more sensitive to falling interest rates than Treasuries and also offer more yield.

"We expect to see slow,
 continued improvement in
 the economy..."

CAUTIOUS OPTIMISM

We expect to see slow, continued improvement in the economy, thanks to low interest rates, recent tax-relief legislation, a more positive stock market outlook and improved credit ratings in the bond market. Industry overcapacity and a high number of job losses, however, remain concerns. We think that until these issues are resolved, interest rates are likely to stay at low levels. Our plan is to remain heavily focused on both corporate and mortgage bonds, which we believe will outperform Treasuries given their yield advantage. Going forward, we may increase our stake in mortgages and asset-backed securities and trim Treasuries, which in our opinion have less upside potential. We also plan to keep the Fund slightly less sensitive to interest-rate changes than its benchmark.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT
PERFORMANCE

For the period ended
May 31, 2003

The index used for com
parison is the Lehman
Brothers Aggregate
Bond Index, an
unmanaged index of
dollar-denominated
and nonconvertible
investment-grade
debt issues.

It is not possible
to invest directly in
an index.

                               Class A      Class B      Class C        Index
Inception date                12-31-91     12-31-91       4-1-99           --

Average annual returns with maximum sales charge (POP)
One year                         7.31%        6.52%        9.40%       11.58%
Five years                       6.49%        6.38%           --        7.77%
Ten years                        6.01%        5.75%           --        7.43%
Since inception                     --           --        6.81%           --

Cumulative total returns with maximum sales charge (POP)
One year                         7.31%        6.52%        9.40%       11.58%
Five years                      36.96%       36.26%           --       45.38%
Ten years                       79.23%       74.85%           --      104.68%
Since inception                     --           --       31.59%           --

SEC 30-day yield as of May 31, 2003
                                 2.77%        2.16%        2.13%           --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Aggregate Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $20,468 as of May 31, 2003. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Investment Grade Bond Fund, before sales charge, and is equal to $18,765 as of May 31, 2003. The third line represents the same hypothetical $10,000 investment made in the John Hancock Investment Grade Bond Fund, after sales charge, and is equal to $17,926 as of May 31, 2003.


                                    Class B 1    Class C 1
Period beginning                    5-31-93       4-1-99
Without sales charge                $17,485      $13,295
With maximum sales charge                --      $13,159
Index                               $20,468      $13,853

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of May 31, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
May 31, 2003

This schedule is divided into two main categories: bonds and short-term investments. The bonds are further broken down by industry group.
Short-term investments, which represent the Fund's cash position, are listed last.

                                                                   INTEREST   MATURITY   PAR VALUE
ISSUER, DESCRIPTION                                                RATE       DATE       (000s OMITTED)         VALUE
BONDS 96.41%                                                                                             $234,361,347
(Cost $225,981,659)

Aerospace 0.51%                                                                                             1,240,180
Raytheon Co.,
Note 03-01-10                                                         8.300%     BBB-          $1,000       1,240,180

Automobiles/Trucks 0.89%                                                                                    2,171,112
Avis Group Holdings, Inc.,
Sr Sub Note 05-01-09                                                 11.000      BBB-           1,000       1,118,750
DaimlerChrysler North America Holding Corp.,
Gtd Note 01-15-08                                                     4.750      BBB+           1,000       1,052,362

Banks -- Foreign 0.99%                                                                                      2,394,728
Corporacion Andina de Fomento,
Note (Supra National) 05-21-13                                        5.200      A              1,215       1,234,815
Note (Supra National) 01-18-20                                        7.375      A              1,000       1,159,913

Banks -- United States 2.78%                                                                                6,768,318
Bank of America Corp.,
Sub Note 01-15-11 **                                                  7.400      A              1,000       1,234,532
Bank of New York Co., Inc. (The),
Sr Sub Note 12-01-09                                                  7.300      A              1,000       1,218,765
Capital One Bank,
Sr Note 02-01-06 **                                                   6.875      BBB-             500         534,216
Citicorp,
Sub Note 10-15-11                                                     7.250      A+             1,000       1,203,757
UBS Preferred Funding Trust I,
Perpetual Bond (8.622% to
10-01-10 then variable) 10-01-49                                      8.622      AA-            2,000       2,577,048

Broker Services 0.48%                                                                                       1,166,432
Goldman Sachs Group, Inc. (The),
Note 01-15-12                                                         6.600      A+             1,000       1,166,432

Building 0.47%                                                                                              1,147,897
Toll Brothers, Inc.,
Note 11-15-12 (R)                                                     6.875      BBB-           1,000       1,147,897

Business Services -- Misc. 0.46%                                                                            1,111,909
Cendant Corp.,
Note 08-15-06                                                         6.875      BBB            1,000       1,111,909

Containers 0.23%                                                                                              556,872
Sealed Air Corp.,
Sr Note 04-15-08 (R)                                                  5.375      BBB              530         556,872

Diversified Operations 0.88%                                                                                2,143,025
Brascan Corp.,
Note (Canada) 03-01-10                                                5.750      A-             1,000       1,074,202
Hutchison Whampoa International Ltd.,
Note (Virgin Islands) 02-13-13 (R)                                    6.500      A              1,000       1,068,823

Electronics 0.48%                                                                                           1,160,263
HQI Transelec Chile SA,
Sr Note (Chile) 04-15-11                                              7.875      A-             1,000       1,160,263

Finance 7.18%                                                                                              17,453,029
CIT Group, Inc.,
Med Term Note 12-08-03 **                                             5.570      A              1,000       1,019,116
Sr Note 04-02-12                                                      7.750      A              1,000       1,185,502
Ford Motor Credit Co.,
Note 10-28-09                                                         7.375      BBB            2,000       2,082,626
General Electric Capital Corp.,
Global Medium-Term Note Ser A 11-01-05 **                             6.800      AAA            2,000       2,233,146
Medium-Term Note Ser A 06-15-12                                       6.000      AAA            1,000       1,137,765
General Motors Acceptance Corp.,
Note 01-19-10                                                         7.750      BBB            2,000       2,189,100
Household Finance Corp.,
Note 05-15-11                                                         6.750      A              1,000       1,164,173
J.P. Morgan Chase & Co.,
Sub Note 03-15-12                                                     6.625      A+             2,000       2,311,074
ING Capital Funding Trust III,
Perpetual Bond (8.439% to
12-31-10 then variable) 12-31-49                                      8.439      A-             1,000       1,253,858
Morgan Stanley,
Note 05-15-10                                                         4.250      A+             1,000       1,036,775
Targeted Return Index Securities Trust,
Ctf-02 08-15-08 (R)                                                   6.539      BBB            1,680       1,839,894

Government -- Foreign 0.48%                                                                                 1,156,000
United Mexican States,
Note (Mexico) 01-14-12                                                7.500      BBB-           1,000       1,156,000

Government -- United States 15.40%                                                                         37,445,961
United States Treasury,
Bond 11-15-10 **                                                     12.750      AAA            5,250       6,660,528
Bond 11-15-11 **                                                     14.000      AAA            8,500      11,957,775
Bond 08-15-13 **                                                     12.000      AAA           10,000      14,693,360
Note 02-15-13 **                                                      3.875      AAA            2,000       2,088,516
Note 05-15-13 **                                                      3.625      AAA            2,000       2,045,782

Government -- United States Agencies 45.97%                                                               111,737,752
Federal Home Loan Mortgage Corp.,
15 Yr Pass Thru Ctf 06-01-06 to 07-01-07                              8.500      AAA              582         620,276
15 Yr Pass Thru Ctf 06-01-18 +                                        5.000      AAA            1,000       1,034,062
30 Yr Adj Rate Mtg 10-01-18                                           6.250#     AAA               50          52,619
30 Yr Pass Thru Ctf 01-01-33                                          6.000      AAA            2,569       2,663,473
Bond 10-29-07                                                         4.000      AAA            2,000       2,058,016
CMO REMIC 2563-PA 03-15-31                                            4.250      AAA            1,484       1,515,255
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 09-01-13                                          6.000      AAA              605         631,372
15 Yr Pass Thru Ctf 06-01-18 +                                        4.500      AAA            6,000       6,150,000
15 Yr Pass Thru Ctf 06-01-18 +                                        5.000      AAA           14,145      14,653,343
30 Yr Adj Rate Mtg 03-01-14 to 06-01-14                               5.850#     AAA               23          24,284
30 Yr Adj Rate Mtg 03-01-22                                           7.000#     AAA               17          18,587
30 Yr Adj Rate Mtg 03-01-27                                           3.190#     AAA               38          38,414
30 Yr Pass Thru Ctf 06-16-29 +                                        5.500      AAA           29,000      30,069,375
30 Yr Pass Thru Ctf 06-16-29 to 03-01-33 +                            6.000      AAA           22,113      22,967,795
Note 01-02-07 **                                                      4.750      AAA            5,000       5,441,600
Note 10-15-07 **                                                      3.500      AAA            3,000       3,064,587
Note 08-01-12 **                                                      5.250      AAA            3,000       3,301,758
Financing Corp.,
Bond 08-03-18                                                        10.350      AAA            2,000       3,337,736
Bond 09-26-19                                                         8.600      AAA            1,000       1,480,234
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 06-01-31 to 03-15-33 +                            6.000      AAA           11,034      11,555,855
Tennessee Valley Auth.,
Pwr Bond Ser D 07-15-43                                               7.250      AAA            1,000       1,059,111

Insurance 1.13%                                                                                             2,749,773
Anthem, Inc.,
Bond 08-01-12                                                         6.800      BBB+           1,000       1,176,284
New York Life Insurance Co.,
Note 05-15-33 (R)                                                     5.875      AA-              500         529,020
UnumProvident Corp.,
Sr Note 03-01-11                                                      7.625      BBB-           1,000       1,044,469

Leisure 0.88%                                                                                               2,135,738
Disney (Walt) Co. (The),
Note 12-29-06                                                         5.500      BBB+           1,000       1,089,594
Hyatt Equities LLC,
Note 06-15-07 (R)                                                     6.875      BBB            1,000       1,046,144

Media 2.91%                                                                                                 7,078,718
AOL Time Warner, Inc.,
Deb 04-15-31                                                          7.625      BBB+           1,000       1,156,465
Continental Cablevision, Inc.,
Deb 08-01-13                                                          9.500      BBB            2,000       2,403,936
Liberty Media Corp.,
Note 05-15-13                                                         5.700      BBB-             750         784,029
News America Holdings, Inc.,
Gtd Sr Deb 02-01-13                                                   9.250      BBB-           1,000       1,343,288
Rogers Cablesystems Ltd.,
Sr Note Ser B (Canada) 03-15-05                                      10.000      BBB-           1,300       1,391,000

Mortgage Banking 1.75%                                                                                      4,259,952
Bank One Issuance Trust,
Ser 2003-C1 09-15-10                                                  4.540      BBB            1,000       1,040,575
Capital One Master Trust,
Sub Bond Ser 2000-3 Class C 10-15-10                                  7.900      BBB              500         535,940
Citibank Credit Card Issuance Trust,
Ser 2003-C3 04-07-10                                                  4.450      BBB            1,000       1,033,154
MBNA Master Credit Card Trust,
Sub Bond Ser 1999-B Class C 08-15-11                                  6.650      BBB            1,500       1,650,283

Oil & Gas 2.53%                                                                                             6,155,124
Enterprise Products Partners L.P.,
Note 03-01-33 (R)                                                     6.875      BBB            1,000       1,140,404
Pemex Project Funding Master Trust,
Gtd Note 10-13-10                                                     9.125      BBB-             375         457,969
Gtd Note 12-15-14                                                     7.375      BBB-           1,000       1,105,000
Petronas Capital Ltd.,
Gtd Note (Malaysia) 05-22-12 (R)                                      7.000      BBB+           1,000       1,168,290
Schlumberger Technology Corp.,
Note 04-15-12 (R)                                                     6.500      A+             1,000       1,176,800
Valero Energy Corp.,
Note 04-15-07                                                         6.125      BBB            1,000       1,106,661

Paper & Paper Products 0.68%                                                                                1,662,626
Weyerhaeuser Co.,
Note 03-15-07                                                         6.125      BBB            1,500       1,662,626

Real Estate Operations 0.71%                                                                                1,737,108
Socgen Real Estate Co. LLC,
Perpetual Bond Ser A (7.64% to 09-30-07
then variable) 12-29-49 (R)                                           7.640      A              1,500       1,737,108

Revenue Bonds 0.39%                                                                                           936,340
Golden State Tobacco Securitization Corp.,
Rev Ser 2003-A-1 06-01-39                                             6.750      A-             1,000         936,340

Telecommunications 2.28%                                                                                    5,536,466
AT&T Wireless Services, Inc.,
Sr Note 03-01-31                                                      8.750      BBB            1,000       1,290,101
Citizens Communications Co.,
Sr Note 08-15-04                                                      6.375      BBB            1,000       1,047,868
France Telecom SA,
Note (France) 03-01-11                                                7.750      BBB            1,715       2,144,743
Sprint Capital Corp.,
Note 01-15-07                                                         6.000      BBB-           1,000       1,053,754

Utilities 5.95%                                                                                            14,456,024
Appalachian Power Co.,
Sr Note Ser E 06-15-05                                                4.800      BBB            1,020       1,072,435
Beaver Valley Funding Corp.,
Sec Lease Oblig Bond 06-01-17                                         9.000      BBB-           1,000       1,176,252
BVPS II Funding Corp.,
Collateralized Lease Bond 12-01-07                                    8.330      BBB-             968       1,071,547
Dominion Resources, Inc.,
Sr Note Ser C 07-15-03                                                7.600      BBB+           1,000       1,006,633
DPL, Inc.,
Sr Note 09-01-11                                                      6.875      BBB-             300         324,959
Duke Energy Corp.,
1st Ref Mtg 07-01-33                                                  7.000      A              1,000       1,026,755
Hydro-Quebec,
Gtd Deb Ser HH (Canada) 12-01-29                                      8.500      A+             1,000       1,502,463
Gtd Deb Ser IF (Canada) 02-01-13                                      8.000      A+             1,000       1,331,833
KeySpan Corp.,
Note 11-15-10                                                         7.625      A              1,500       1,863,347
MidAmerican Energy Holdings Co.,
Sr Note 10-01-12                                                      5.875      BBB-             500         553,887
Pinnacle West Capital Corp.,
Sr Note 04-01-06                                                      6.400      BBB-           1,000       1,082,837
PSEG Energy Holdings, Inc.,
Note 04-16-07 (R)                                                     7.750      BBB-           1,225       1,301,563
Public Service Electric & Gas Co.,
1st Ref Mtg Ser BB 07-01-05                                           9.125      A-             1,000       1,141,513

                                                                             INTEREST    PAR VALUE
ISSUER, DESCRIPTION                                                          RATE        (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 33.90%                                                                             $82,402,920
(Cost $82,401,622)

Government -- United States Agencies 16.45%
Federal National Mortgage Assn., Discount Note
06-05-03                                                                                       40,000      39,995,920

Joint Repurchase Agreement 17.45%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 05-30-03 due 06-02-03 (Secured by
U.S. Treasury Bond 8.000% due 11-15-21,
U.S. Treasury Inflation Indexed Bonds, 3.625%
due 04-15-28 and 3.875% due 04-15-29)                                           1.270%         42,407      42,407,000

                                                                                                                VALUE
TOTAL INVESTMENTS 130.31%                                                                                $316,764,267

OTHER ASSETS AND LIABILITIES, NET (30.31%)                                                               ($73,673,521)

TOTAL NET ASSETS 100.00%                                                                                 $243,090,746

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $12,712,815 or 5.23% of net assets as of May 31, 2003.

  + These securities, having an aggregate value of $72,716,160, or 29.91% of the Fun of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has segregated assets with a current value at least equal to the amount of the forward commitments. Accordingly, the market value of $78,144,881 of AOL Time Warner, Inc., 7.625% due
    04-15-31; AT&T Wireless Services, Inc., 8.750% due 03-01-31; Anthem,
    Inc., 6.800% due 08-01-12; Avis Group Holdings, Inc., 11.000% due
    05-01-09; Bank of New York Co., Inc. (The), 7.300% due 12-01-09;
    Beaver Valley Funding Corp., 9.000% due 06-01-17; Citicorp, 7.250% due 10-15-11; Continental Cablevision, Inc., 9.500% due 08-01-13;
    Corporacion Andina de Fomento, 5.200% thru 7.375% due 01-18-11 thru
    05-21-13; Enterprise Products Partners L.P., 6.875% due 03-01-33;
    Federal Home Loan Mortgage Corp., 4.000% thru 6.000% due 10-29-07 thru 01-01-33; Federal National Mortgage Assn., 6.000% due 03-01-33;
    Financing Corp., 8.600% thru 10.350% due 08-03-18 thru 09-26-19;
    France Telecom SA, 9.250% due 03-01-11; Government National Mortgage
    Assn., 6.000% due 03-15-33; General Electric Capital Corp., 6.000% due 06-15-12; General Motors Acceptance Corp., 7.750% due 01-19-10;
    Goldman Sachs Group, Inc. (The), 6.600% due 01-15-12; HQI Transelec
    Chile SA, 7.875% due 04-15-11; Household Finance Corp., 6.750% due
    05-15-11; Hydro-Quebec, 8.000% thru 8.500% due 02-01-13 thru
    12-01-29; ING Capital Funding Trust III, 8.439% due 12-29-49; J.P.
    Morgan Chase & Co., 6.625% due 03-15-12; KeySpan Corp., 7.625% due
    11-15-10; Liberty Media Corp., 5.700% due 05-15-13; MBNA Master
    Credit Card Trust, 6.65% due 08-15-11; MidAmerican Energy Holdings
    Co., 5.875% due 10-01-12; News America Holdings, Inc., 9.250% due
    02-01-13; PSEG Energy Holdings, Inc., 7.750% due 04-16-07; Petronas
    Capital Ltd., 7.000% due 05-22-12; Public Service Electric & Gas Co.,
    9.125% due 07-01-05; Raytheon Co., 8.300% due 03-01-10; Rogers
    Cablesystems Ltd., 10.000% due 03-15-05; Schlumberger Technology
    Corp., 6.500% due 04-15-12; Socgen Real Estate Co., LLC, 7.640% due
    12-29-49; Targeted Return Index Securities Trust, 6.539% due
    08-15-08; Toll Brothers, Inc., 6.875% due 11-15-12; UBS Preferred
    Funding Trust I, 8.622% due 10-29-49; United Mexican States, 7.500% due 01-14-12; and Weyerhaeuser Co., 6.125% due 03-15-07 has been segregated to cover the forward commitments.

  * Credit ratings are unaudited and are rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, LLC, where Standard & Poor's ratings are not available.

 ** All or a portion of this security is on loan on May 31, 2003.

  # Represents rate in effect on May 31, 2003.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, the security is U.S. dollar-denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.



QUALITY
DISTRIBUTION

May 31, 2003
(unaudited)
                                                     VALUE
                                           AS A PERCENTAGE
                                                 OF FUND'S
QUALITY DISTRIBUTION                            NET ASSETS
----------------------------------------------------------
AAA                                                  62.76%
AA                                                    1.28
A                                                    12.01
BBB                                                  20.36

Total bonds                                          96.41%

See notes to
financial statements



ASSETS AND
LIABILITIES

May 31, 2003

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $265,976,281) including
  $49,514,831 of securities loaned                               $274,357,267
Joint repurchase agreement (cost $42,407,000)                      42,407,000
Cash                                                                      236
Receivable for shares sold                                            407,800
Interest receivable                                                 2,317,039
Other assets                                                           42,946

Total assets                                                      319,532,288

LIABILITIES
Payable for investments purchased                                  75,875,019
Payable for shares repurchased                                        263,659
Dividends payable                                                      37,625
Payable to affiliates
  Management fee                                                       81,810
  Distribution and service fee                                         24,297
  Other                                                                51,373
Other payables and accrued expenses                                   107,759

Total liabilities                                                  76,441,542

NET ASSETS
Capital paid-in                                                   235,168,666
Accumulated net realized loss on investments                         (483,708)
Net unrealized appreciation of investments                          8,380,986
Accumulated net investment income                                      24,802

Net assets                                                       $243,090,746

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($175,763,602 [DIV] 16,790,375 shares)                         $10.47
Class B ($55,483,118 [DIV] 5,300,416 shares)                           $10.47
Class C ($11,844,026 [DIV] 1,131,422 shares)                           $10.47

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($10.47 [DIV] 95.5%)                                         $10.96
Class C ($10.47 [DIV] 99.0%)                                           $10.58

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
May 31, 2003

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest (including securities lending income of $70,673)         $11,961,281

Total investment income                                            11,961,281

EXPENSES
Investment management fee                                             897,241
Class A distribution and service fee                                  415,785
Class B distribution and service fee                                  489,836
Class C distribution and service fee                                   90,126
Transfer agent fee                                                    549,644
Custodian fee                                                          76,902
Accounting and legal services fee                                      71,880
Registration and filing fee                                            59,284
Printing                                                               33,269
Auditing fee                                                           33,000
Trustees' fee                                                          12,540
Miscellaneous                                                          12,473
Interest expense                                                       11,489
Legal fee                                                               1,431

Total expenses                                                      2,754,900

Net investment income                                               9,206,381

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                    9,586,723
Change in unrealized appreciation (depreciation)
  of investments                                                    7,186,153

Net realized and unrealized gain                                   16,772,876

Increase in net assets from operations                            $25,979,257

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                          YEAR          YEAR
                                                         ENDED         ENDED
                                                       5-31-02 1     5-31-03
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                               $9,109,888    $9,206,381
Net realized gain                                    1,502,076     9,586,723
Change in net unrealized
  appreciation (depreciation)                        1,795,087     7,186,153

Increase in net assets resulting
  from operations                                   12,407,051    25,979,257

Distributions to shareholders
From net investment income
Class A                                             (8,247,728)   (8,056,615)
Class B                                             (1,588,236)   (1,999,735)
Class C                                               (203,886)     (362,431)
                                                   (10,039,850)  (10,418,781)
From Fund share transactions                        23,021,375    26,859,650

NET ASSETS
Beginning of period                                175,282,044   200,670,620

End of period 2                                   $200,670,620  $243,090,746

1 Audited by previous auditor.

2 Includes accumulated net investment income of $23,550 and $24,802, respectively.

See notes to
financial statements.




CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

FINANCIAL
HIGHLIGHTS

PERIOD ENDED                                           5-31-99 1   5-31-00 1   5-31-01 1   5-31-02 1,2  5-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.72       $9.55       $9.18       $9.64        $9.78
Net investment income 3                                   0.59        0.57        0.60        0.48         0.43
Net realized and unrealized
  gain (loss) on investments                             (0.17)      (0.37)       0.46        0.19         0.75
Total from
  investment operations                                   0.42        0.20        1.06        0.67         1.18
Less distributions
From net investment income                               (0.59)      (0.57)      (0.60)      (0.53)       (0.49)
Net asset value,
  end of period                                          $9.55       $9.18       $9.64       $9.78       $10.47
Total return 4 (%)                                        4.33        2.22       11.83        6.97        12.35

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $169        $138        $145        $159         $176
Ratio of expenses
  to average net assets (%)                               1.03        1.07        1.05        1.02         1.03
Ratio of net investment income
  to average net assets (%)                               6.03        6.08        6.30        4.93         4.30
Portfolio turnover (%)                                     267         300         328         573          693


See notes to
financial statements.




CLASS B SHARES

FINANCIAL
HIGHLIGHTS

PERIOD ENDED                                           5-31-99 1   5-31-00 1   5-31-01 1   5-31-02 1,2  5-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.72       $9.55       $9.18       $9.64        $9.78
Net investment income 3                                   0.52        0.50        0.53        0.41         0.36
Net realized and unrealized
  gain (loss) on investments                             (0.17)      (0.37)       0.46        0.19         0.74
Total from
  investment operations                                   0.35        0.13        0.99        0.60         1.10
Less distributions
From net investment income                               (0.52)      (0.50)      (0.53)      (0.46)       (0.41)
Net asset value,
  end of period                                          $9.55       $9.18       $9.64       $9.78       $10.47
Total return 4 (%)                                        3.57        1.46       11.03        6.18        11.52

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $44         $27         $28         $35          $55
Ratio of expenses
  to average net assets (%)                               1.77        1.81        1.77        1.77         1.78
Ratio of net investment income
  to average net assets (%)                               5.30        5.34        5.59        4.18         3.54
Portfolio turnover (%)                                     267         300         328         573          693


See notes to
financial statements.




CLASS C SHARES

FINANCIAL
HIGHLIGHTS

PERIOD ENDED                                           5-31-99 1,5  5-31-00 1  5-31-01 1   5-31-02 1,2  5-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.66        $9.55      $9.18       $9.64        $9.78
Net investment income 3                                   0.07         0.50       0.53        0.40         0.35
Net realized and unrealized
  gain (loss) on investments                             (0.11)       (0.37)      0.46        0.19         0.75
Total from
  investment operations                                  (0.04)        0.13       0.99        0.59         1.10
Less distributions
From net investment income                               (0.07)       (0.50)     (0.53)      (0.45)       (0.41)
Net asset value,
  end of period                                          $9.55        $9.18      $9.64       $9.78       $10.47
Total return 4 (%)                                       (0.38) 6      1.44      11.00        6.17        11.52

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 7         -- 7       $2          $7          $12
Ratio of expenses
  to average net assets (%)                               1.77 8       1.82       1.80        1.77         1.78
Ratio of net investment income
  to average net assets (%)                               5.30 8       5.33       5.42        4.18         3.48
Portfolio turnover (%)                                     267          300        328         573          693

1 Audited by previous auditor.

2 As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
  Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.05, increase net realized and unrealized gains per share by $0.05, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 5.42%, 4.67% and 4.67% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Class C shares began operations on 4-1-99.

6 Not annualized.

7 Less than $500,000.

8 Annualized.


See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Investment Grade Bond Fund (the "Fund") is a diversified series of John Hancock Bond Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a "when issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond the customary settlement date.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2003.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On May 31, 2003, the Fund loaned securities having a market value of $49,514,831 collateralized by securities in the amount of $50,597,665.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $482,530 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire loss carryforward expires May 31, 2008. Net capital losses of $1,155 that are attributable to security transactions incurred after October 31, 2002, are treated as arising on June 1, 2003, the first day of the Fund's next taxable year.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2003, the tax character of distributions paid was as follows: ordinary income --$10,418,781. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2003, the components of distributable earnings on a tax basis included $76,337 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.40% of the Fund's average daily net asset value.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended May 31, 2003, JH Funds received net up-front sales charges of $264,160 with regard to sales of Class A shares. Of this amount, $27,476 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $137,379 was paid as sales commissions to unrelated broker-dealers and $99,305 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended May 31, 2003, JH Funds received net up-front sales charges of $61,369 with regard to sales of Class C shares. Of this amount, $58,773 was paid as sales commissions to unrelated broker-dealers and $2,596 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% (3% for purchases made prior to January 2, 2002) of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended May 31, 2003, CDSCs received by JH Funds amounted to $119,134 for Class B shares and $13,369 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.015% of the Fund's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses aggregated and allocated to each class on the basis of its relative net asset value.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                YEAR ENDED 5-31-02 1       YEAR ENDED 5-31-03
                              SHARES        AMOUNT       SHARES        AMOUNT
CLASS A SHARES
Sold                       6,810,286   $66,932,378    2,642,073   $26,463,371
Distributions reinvested     698,430     6,839,982      652,978     6,562,090
Repurchased               (6,284,836)  (61,866,691)  (2,731,705)  (27,374,038)
Net increase               1,223,880   $11,905,669      563,346    $5,651,423

CLASS B SHARES
Sold                       2,461,596   $24,219,213    3,428,883   $34,228,697
Distributions reinvested      89,380       875,385      153,182     1,539,287
Repurchased               (1,884,881)  (18,457,006)  (1,907,763)  (19,159,289)
Net increase                 666,095    $6,637,592    1,674,302   $16,608,695

CLASS C SHARES
Sold                         674,488    $6,627,513      829,035    $8,342,885
Distributions reinvested      11,510       112,667       26,037       262,029
Repurchased                 (230,336)   (2,262,066)    (398,033)   (4,005,382)
Net increase                 455,662    $4,478,114      457,039    $4,599,532

NET INCREASE               2,345,637   $23,021,375    2,694,687   $26,859,650

1 Audited by previous auditor.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2003, aggregated $844,478,673 and $850,240,865, respectively. Purchases and proceeds from sales or maturities of obligations of the U.S. government aggregated $742,939,023 and $662,654,873, respectively, during the year ended May 31, 2003.

The cost of investments owned on May 31, 2003, including short-term investments, for federal income tax purposes was $310,027,665. Gross unrealized appreciation and depreciation of investments aggregated $7,366,120 and $629,518, respectively, resulting in net unrealized appreciation of $6,736,602. The difference between book basis and tax basis net unrealized appreciation of investments is attri butable primarily to the adjustment for amortization of premiums and accretion of discounts on debt securities.

NOTE E
Reclassification of accounts

During the year ended May 31, 2003, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $1,647,771, an increase in accumulated net investment income of $1,213,652 and an increase in capital paid-in of $434,119. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation, premium amortization tax adjustment and the Fund's utilization of earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. The calculation of net investment income per share in the Financial Highlights excludes these adjustments.

NOTE F
Change in independent auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Ernst & Young LLP as the Fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ending May 31, 2003. During the two most recent fiscal years, Ernst & Young LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of Ernst & Young, would have caused them to make reference to the disagreement in their reports.



AUDITORS'
REPORT

Report of
Deloitte & Touche
LLP, Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Investment Grade Bond Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Investment Grade Bond Fund (the "Fund"), one of the portfolios constituting the John Hancock Bond Trust, as of May 31, 2003, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year ending May 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended May 31, 2002, and the financial highlights for each of the years in the four-year period ended May 31, 2002, were audited by other auditors whose report dated July 5, 2002, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

Deloitte & Touche LLP
Boston, Massachusetts
July 9, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2003.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended May 31, 2003, none of the dividends qualify for the corporate dividends-received deduction.

Shareholders will be mailed a 2003 U.S. Treasury Department Form
1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for the calendar year 2003.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin, Born: 1940                                                                 1994                31
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since
1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director and Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments)
(since 1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993), Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc.
(until 1999), Carlin Insurance Agency, Inc. (until 1999); Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1991                31
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000), STC Broadcasting,
Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (since 2001), Adorno/
Rogers Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2001),
rateGenius (since 2001), LaQuinta Motor Inns, Inc. (hotel management company)
(until 1998), Jefferson-Pilot Corporation (diversified life insurance company)
(since 1985), New Century Equity Holdings (formerly Billing Concepts) (until 2001),
eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001),
LBJ Foundation (until 2000), Golfsmith International, Inc. (until 2000), Metamor
Worldwide (until 2000), AskRed.com (until 2001), Southwest Airlines (since 2000)
and Introgen (since 2000); Advisory Director, Q Investments (since 2000); Advisory
Director, Chase Bank (formerly Texas Commerce Bank -- Austin) (since 1988),
LIN Television (since 2002) and WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  1998                31
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 2, Born: 1938                                                              1994                31
Chairman and Trustee, Dunwoody Village, Inc. (retirement services);
Senior Vice President and Chief Financial Officer, UGI Corporation
(Public Utility Holding Company) (retired 1998); Vice President and
Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               1994                31
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1994                31
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 2, Born: 1930                                                                 1994                31
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company); Chairman,
Smith Barney Trust Company of Florida (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                52
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, (Subsidiaries, LLC), Hancock
Natural Resource Group, Independence Investment LLC, Independence Fixed
Income LLC, John Hancock Advisers, LLC (the "Adviser"), The Berkeley Financial
Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John Hancock
Funds") and Massachusetts Business Development Corporation; Director,
John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999).

Maureen R. Ford, Born: 1955                                                                 2000                52
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John Hancock
Life Insurance Company; Chairman, Director, President and Chief Executive
Officer, the Adviser and The Berkeley Group; Chairman, Director, President
and Chief Executive Officer, John Hancock Funds; Chairman, Director and
Chief Executive Officer, Sovereign Asset Management Corporation ("SAMCorp.");
Director, Independence Investment LLC, Subsidiaries, LLC, Independence
Fixed Income LLC and John Hancock Signature Services ("Signature Services");
Senior Vice President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                  OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                 OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp.; Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1994
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1994
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington
Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.




OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Classic Value Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.




FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-554-6713


[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Investment Grade Bond Fund.

5500A   5/03
        7/03


John Hancock
Government
Income Fund

ANNUAL
REPORT

5.31.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

Trustees & officers
page 25

For your information
page 29


Dear Fellow Shareholders,

After a weak first quarter 2003 due to the stalled economy, rising oil prices and concerns about corporate earnings and the war in Iraq, the stock market staged a strong rebound in April and May, with the end of war and better-than-expected first-quarter corporate earnings. As a result, the major indexes wiped out their first-quarter losses and wound up gaining ground year to date through May 31, 2003. The Dow Jones Industrial Average returned 7.17% and the Standard & Poor's 500 Index rose 10.34%. A rebound in the distressed technology sector sent the tech-heavy Nasdaq Composite Index up 19.50%. Bonds, which have outperformed stocks for the last three years, continued their upward trend this year, as investors still sought their relative safety and growing demand pushed bond prices up.

After the jarring stock market losses of the last three years, it's a relief for investors to be reminded that the market is indeed cyclical, and does eventually move up -- not just down. But while the stock market has been making its way back, the ride has been extremely volatile. Uncertainty still abounds about the strength of the economy, geopolitical issues, corporate governance problems, rising unemployment and the sustainability of corporate earnings growth. Even though the statistics suggest we might be emerging from this long, difficult bear market, we're not quite ready to call it history.

While no one can predict whether this market upturn can be sustained, and when the bear market cycle will turn, investors can take charge of how they maneuver through such uncertain times. First, take a look at how your portfolio is allocated among stocks, bonds and cash to make sure it's in the proper balance. Work with your investment professional, who knows your long-term goals and can help keep you on the right track, rather than being lured by today's stars, which could wind up tomorrow's laggards. And as always, keep a long-term investment horizon. We believe this offers the best way for you to survive the tough times and reach your investment objectives.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of May 31, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks a
high level of
current income,
consistent with
preservation of
capital, by invest
ing primarily in
U.S. government
and agency
securities.

Over the last twelve months

* Interest rates fell to their lowest levels in four decades, but economic growth remained sluggish.

* Government bonds rallied across all sectors, while stocks struggled until April.

* The Fund maintained its focus on mortgage bonds because of their slight yield advantage over Treasuries.

[Bar chart with heading "John Hancock Government Income Fund." Under the heading is a note that reads "Fund performance for the year ended May 31, 2003." The chart is scaled in increments of 4% with 0% at the bottom and 12% at the top. The first bar represents the 11.12% total return for Class A. The second bar represents the 10.30% total return for Class B. The third bar represents the 10.30% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 issuers

41.0%   Federal National Mortgage Assn.
19.5%   United States Treasury
15.8%   Government National Mortgage Assn.
12.4%   Federal Home Loan Mortgage Corp.
 3.4%   Financing Corp.
 2.7%   Province of Quebec
 1.7%   Tennessee Valley Authority
 1.5%   Small Business Administration
 0.3%   Federal Farm Credit Bank
 0.1%   Hydro-Quebec

As a percentage of net assets on May 31, 2003.



MANAGERS'
REPORT

BY BARRY H. EVANS, CFA, DAWN M. BAILLIE, AND JEFFREY N. GIVEN, CFA, PORTFOLIO MANAGERS

John Hancock
Government Income Fund

Government bonds rewarded investors with strong gains during the year ended May 31, 2003. A flight to quality dominated the first half of the period, as geopolitical and economic uncertainty sent investors searching for safe havens. With economic growth remaining sluggish, job losses mounting and oil prices rising in advance of the war with Iraq, investors began anticipating a further decline in already low interest rates. Bond yields fell ahead of the Federal Reserve's November 2002 decision to cut short-term interest rates to their lowest level in four decades.

"Government bonds
 rewarded investors
 with strong gains..."

As the new year progressed, government bonds continued to generate steady returns for investors. Demand remained strong for bonds, whose gains in recent years looked especially attractive relative to the stock market's declines. For bond investors, continued sluggish economic growth after the war meant there was little likelihood interest rates would climb near term and hurt bond prices, which move in the opposite direction of yields. For the year ended May 31, 2003, government bonds far outpaced stocks, with the Lehman Brothers U.S. Government Bond Index returning 13.49%, compared with the -8.07% return for the Standard & Poor's 500 Index.

GOVERNMENT BOND WINNERS

All sectors of the government bond market did well during the past year. Treasuries, which tend to be the most sensitive to changes in interest rates, benefited from both the flight to quality and falling interest rates. Some of the best gains came from Treasuries with two- to five-year maturities. As interest rates reached record lows, bond investors began taking on more risk in exchange for higher yields during the second half of the year. Demand remained strong, however, for government bonds with a slight yield advantage over Treasuries. Mortgage bonds came out slightly ahead of Treasuries with similar maturities due to their added yield. Bonds issued by U.S. government agencies as well as foreign governments also rallied nicely.

[Photos of Barry Evans, Dawn Baillie and Jeff Given flush right next to first paragraph.]

PERFORMANCE REVIEW

John Hancock Government Income Fund benefited from its emphasis on bonds with a yield advantage over Treasuries. The Fund was also slightly more sensitive to interest-rate changes than its peers, which gave it slightly more price appreciation in a falling rate environment. The Fund's Class A, Class B and Class C shares returned 11.12%, 10.30% and 10.30%, respectively, at net asset value for the year ended May 31, 2003. By comparison, the average general U.S. government fund returned 10.48% for the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested for the entire period and did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

"...the Fund maintained
 its focus on government
 bonds with a yield advan-
 tage over Treasuries."

SHIFT TO LOWER-COUPON MORTGAGES

Throughout the year, the Fund maintained its focus on government bonds with a yield advantage over Treasuries. Our biggest stake was in mortgage bonds, which represented about 60%--65% of the Fund's assets. Starting late last summer, we began selling mortgage bonds with higher coupons (or stated interest rates) between 6% and 7%, and buying mortgage bonds with coupons between 4% and 5.5%. We expected that as interest rates came down further, homeowners would continue to pay off their higher-rate mortgages and refinance at lower prevailing rates. When bonds are redeemed, bondholders lose income. Current coupon bonds are less likely to be redeemed and, therefore, offered the potential for more income. The Fund also owned some collateralized mortgage obligations (CMOs). These high-quality structured investments rallied more than traditional mortgage bonds as interest rates fell, while also offering slightly higher yields.

[Pie chart at middle of page with heading "Portfolio diversification
As a percentage of net assets on 5-31-03." The chart is divided into four sections (from top to left): U.S. Agencies 76%, U.S. Treasuries 19%, Foreign government bonds 3% and Short-term investments & other 2%.]

FOCUS ON ADDED YIELD

The Fund invested in a mix of callable and non-callable bonds issued by U.S. government agencies. Callable bonds have the advantage of paying a slightly higher yield because they can be redeemed (or called) by the issuer before maturity. Our investments in bonds issued by Financing Corp., a government agency created to provide solvency in the wake of the savings and loan crisis, did particularly well. We also continued to benefit from owning high-quality bonds issued by Canadian provincial governments that offered yields higher than those of domestic agencies. During the second half of the year, we kept our Treasury allocation in a barbell position, with current-coupon issues that offered liquidity on one end, and higher coupon issues on the other.

CAUTIOUS OUTLOOK

Although the stock market rallied after the war with Iraq ended, the economy did not bounce back as expected. Stock prices, however, climbed higher on the belief that the tax relief act's dividend cut would benefit the economy going forward. As long as job losses and industry overcapacity continue, however, we think interest rates will stay at or near historically low levels. We expect the Federal Reserve to take whatever measures are necessary to prod economic growth. While there may be little room left to lower short-term rates, the Fed could begin purchasing longer-maturity Treasury issues, contracting supply and increasing demand. Our expectation is that we will most likely not see significant economic improvement until late this year or early next year.

"We expect the Federal
 Reserve to take whatever
 measures are necessary to
 prod economic growth."

We believe government bonds remain attractive, especially bonds with a yield advantage over Treasuries. We expect investors to benefit from their added income if interest rates either remain low or rise. Our focus will remain on mortgage bonds, where we believe demand from new investors could more than offset new supply related to continued refinancing activity.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT
PERFORMANCE

For the period ended
May 31, 2003

The index used for
comparison is the
Lehman Brothers
Government Bond
Index, an unmanaged
index of U.S. Treasury
and government
agency bonds.

It is not possible to
invest in an index.

                               Class A      Class B      Class C        Index
Inception date                 9-30-94      2-23-88       4-1-99           --

Average annual returns with maximum sales charge (POP)
One year                         6.16%        5.30%        8.24%       13.49%
Five years                       6.07%        5.97%           --        8.02%
Ten years                           --        5.95%           --        7.45%
Since inception                  7.23%           --        6.43%           --

Cumulative total returns with maximum sales charge (POP)
One year                         6.16%        5.30%        8.24%       13.49%
Five years                      34.28%       33.64%           --       47.05%
Ten years                           --       78.29%           --      105.19%
Since inception                 83.09%           --       29.64%           --

SEC 30-day yield as of May 31, 2003
                                 2.39%        1.76%        1.75%           --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class B1 shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Government Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index and is equal to $20,519 as of May 31, 2003. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Government Income Fund, before sales charge, and is equal to $17,831 as of May 31, 2003.


                                    Class A      Class C 1
Period beginning                    9-30-94       4-1-99
Without sales charge                $19,181      $13,092
With maximum sales charge           $18,312      $12,961
Index                               $20,259      $13,989

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class A and Class C shares, respectively, as of May 31, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
May 31, 2003

This schedule is divided into three main categories: U.S. government and agencies securities, foreign government bonds and short-term investments. Short-term investments, which represent the Fund's cash position, are listed last.

                                                                 INTEREST    MATURITY    PAR VALUE
ISSUER, DESCRIPTION                                              RATE        DATE        (000s OMITTED)         VALUE
U.S. GOVERNMENT AND AGENCIES SECURITIES 95.49%                                                           $686,797,325
(Cost $658,191,660)

Government -- U.S. 19.50%                                                                                 140,255,058
United States Treasury,
Bond +                                                             12.000%   08-15-13         $20,000      29,386,720
Bond                                                               12.500    08-15-14           8,000      12,448,752
Bond                                                                9.250    02-15-16           5,000       7,777,345
Bond +                                                              7.250    08-15-22          43,000      59,427,333
Bond +                                                              5.375    02-15-31          13,000      15,104,375
Note +                                                              3.625    05-15-13          15,750      16,110,533

Government -- U.S. Agencies 75.99%                                                                        546,542,267
Federal Farm Credit Bank,
Bond Ser A                                                         14.050    06-02-03           2,000       2,000,000
Federal Home Loan Mortgage Corp.,
30 Yr Pass Thru Ctf                                                 9.500    08-01-16           1,967       2,173,682
Bond                                                                4.000    10-29-07          11,000      11,319,088
CMO REMIC 1603-K                                                    6.500    10-15-23           5,000       5,445,564
CMO REMIC 1608-L                                                    6.500    09-15-23          12,000      13,015,973
CMO REMIC 1617-PM                                                   6.500    11-15-23          10,000      10,811,812
CMO REMIC 1634-PN                                                   4.500    12-15-23          10,575      10,767,205
CMO REMIC 1727-I                                                    6.500    05-15-24           5,000       5,407,223
CMO REMIC 2563-PA                                                   4.250    03-15-31           9,896      10,101,703
CMO REMIC 2568-KA                                                   4.250    12-15-21           9,882      10,123,262
Note                                                                3.670    02-12-08          10,000      10,155,370
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf                                                 9.000    02-01-10             493         520,581
15 Yr Pass Thru Ctf                                                 6.000    09-01-13           1,174       1,225,605
15 Yr Pass Thru Ctf                                                 5.500    06-01-16 to
                                                                             11-01-17          10,766      11,181,704
15 Yr Pass Thru Ctf *                                               4.500    06-01-18          29,000      29,725,000
15 Yr Pass Thru Ctf *                                               5.000    06-01-18          20,000      20,718,760
30 Yr Pass Thru Ctf                                                 8.500    09-01-24 to
                                                                             10-01-24           1,246       1,358,238
30 Yr Pass Thru Ctf *                                               5.500    06-01-33          25,000      25,921,875
30 Yr Pass Thru Ctf *                                               6.000    06-01-32 to
                                                                             06-01-33         102,300     106,259,006
CMO REMIC 1993-225-TK                                               6.500    12-25-23           5,032       5,706,583
CMO REMIC 1994-60-PJ                                                7.000    04-25-24           6,100       6,793,904
CMO REMIC 1994-75-K                                                 7.000    04-25-24           3,100       3,424,841
CMO REMIC 1996-28-PK                                                6.500    07-25-25           7,589       8,219,290
CMO REMIC 2003-16-PD                                                5.000    10-25-16          10,000      10,713,670
CMO REMIC G-08-E                                                    9.000    04-25-21             873         979,650
Note +                                                              3.500    10-15-07          14,500      14,812,171
Note                                                                2.875    05-19-08           8,000       8,060,600
Note                                                                4.750    02-21-13           6,000       6,247,932
Sub Note +                                                          4.750    01-02-07          16,000      17,413,120
Sub Note +                                                          6.250    02-01-11          13,250      15,537,520
Financing Corp.,
Bond                                                               10.350    08-03-18          10,000      16,688,680
Bond                                                                8.600    09-26-19           5,000       7,401,170
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf *                                               6.000    03-15-33 to
                                                                             06-15-33          35,048      36,682,235
30 Yr Pass Thru Ctf *                                               5.500    06-15-33          27,000      28,189,674
30 Yr Pass Thru Ctf                                                 6.500    02-15-27 to
                                                                             05-15-32          36,645      38,468,914
30 Yr Pass Thru Ctf                                                11.000    01-15-14 to
                                                                             12-15-15           1,436       1,680,730
30 Yr Pass Thru Ctf                                                 7.000    05-15-29           8,159       8,602,578
Small Business Administration,
Pass Thru Ctf Ser 97-B                                              7.100    02-01-17           2,855       3,222,917
Pass Thru Ctf Ser 97-D                                              7.500    04-01-17           2,990       3,416,681
Pass Thru Ctf Ser 97-E                                              7.300    05-01-17           3,670       4,178,623
Tennessee Valley Authority,
Bond Ser E                                                          6.250    12-15-17           9,750      11,869,133


                                                                 INTEREST    MATURITY    PAR VALUE
ISSUER, DESCRIPTION                                              RATE        DATE        (000s OMITTED)         VALUE
FOREIGN GOVERNMENT BONDS 2.78%                                                                            $20,032,529
(Cost $19,250,600)

U.S. Dollar-Denominated Foreign
Government Bonds 2.78%                                                                                     20,032,529
Quebec, Province of,
Deb Ser NJ (Canada)                                                 7.500%   07-15-23         $10,000      13,329,240
Sr Deb (Canada)                                                     5.750    02-15-09           5,000       5,727,880
Hydro-Quebec,
Gtd Deb Ser IU (Canada)                                             7.500    04-01-16             730         975,409

                                                                             INTEREST    PAR VALUE
ISSUER, DESCRIPTION                                                          RATE        (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 29.84%                                                                            $214,603,350
(Cost $214,603,350)

Government -- U.S. Agencies 10.43%
Federal National Mortgage Assn., Disc Note,
due 06-05-03                                                                    1.210%         75,000      74,992,350

Joint Repurchase Agreement 19.41%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 05-30-03 due 06-02-03 (Secured by
U.S. Treasury Bond 8.00% due 11-15-21,
U.S. Treasury Inflation Indexed Bonds, 3.625%
due 04-15-28 and 3.875% due 04-15-29)                                           1.270         139,611     139,611,000

TOTAL INVESTMENTS 128.11%                                                                                $921,433,204

OTHER ASSETS AND LIABILITIES, NET (28.11%)                                                              ($202,170,162)

TOTAL NET ASSETS 100.00%                                                                                 $719,263,042

+ All or a portion of this security is on loan on May 31, 2003.

* A portion of these securities having an aggregate value of $206,590,325, or 28.72% of the Fund's net assets, have been purchased as forward commitments -- that is, the Fund has agreed on trade date to take delivery of and to make payment for this security on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of these securities are fixed at trade date, although the Fund does not earn any interest on these securities until settlement date. The Fund has segregated assets with a current value at least equal to the amount of the forward commitments. Accordingly, the market value of $221,306,077 of Federal Farm Credit Bank, 14.050%, 06-02-03; Federal
  National Mortgage Assn., 4.500%, 06-01-18; Federal National Mortgage
  Assn., 5.000%, 06-01-18; Federal National Mortgage Assn., 5.500%,
  06-01-16; Federal National Mortgage Assn., 5.500%, 07-01-17; Federal
  National Mortgage Assn., 5.500%, 06-01-33; Federal National Mortgage
  Assn., 6.000%, 09-01-13; Federal National Mortgage Assn., 6.000%,
  06-01-32; Federal National Mortgage Assn., 6.000%, 03-01-33; Federal
  National Mortgage Assn., 6.000%, 03-01-33; Federal Home Loan Mortgage
  Corp., 4.000%, 10-29-07; Federal Home Loan Mortgage Corp., 6.500%,
  09-15-23; and Federal Home Loan Mortgage Corp., 9.500%, 08-01-16, has been segregated to cover the forward commitments.

  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, the security is U.S. dollar-denominated.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.



ASSETS AND
LIABILITIES

May 31, 2003

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $752,434,610) including
  $170,277,550 of securities loaned                              $781,822,204
Joint repurchase agreement (cost $139,611,000)                    139,611,000
Cash                                                                      223
Receivable for investments sold                                        74,115
Receivable for shares sold                                            224,853
Interest receivable                                                 5,969,382
Other assets                                                          238,171

Total assets                                                      927,939,948

LIABILITIES
Payable for investments purchased                                 206,985,114
Payable for shares repurchased                                        757,959
Dividends payable                                                      99,054
Payable to affiliates
  Management fee                                                      334,827
  Distribution and service fee                                         64,807
  Other                                                               156,500
Other payables and accrued expenses                                   278,645

Total liabilities                                                 208,676,906

NET ASSETS
Capital paid-in                                                   725,687,625
Accumulated net realized loss on investments                      (35,656,201)
Net unrealized appreciation of investments                         29,387,594
Distributions in excess of net investment income                     (155,976)

Net assets                                                       $719,263,042

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($565,209,411 [DIV] 57,558,673 shares)                          $9.82
Class B ($127,999,029 [DIV] 13,030,019 shares)                          $9.82
Class C ($26,054,602 [DIV] 2,653,130 shares)                            $9.82

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($9.82 [DIV] 95.5%)                                          $10.28
Class C ($9.82 [DIV] 99%)                                               $9.92

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
May 31, 2003

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest (including securities lending income of $149,087)        $33,547,966

Total investment income                                            33,547,966

EXPENSES
Investment management fee                                           4,370,615
Class A distribution and service fee                                1,399,584
Class B distribution and service fee                                1,244,100
Class C distribution and service fee                                  150,256
Transfer agent fee                                                  1,422,673
Accounting and legal services fee                                     223,522
Custodian fee                                                         137,624
Registration and filing fee                                           101,194
Trustees' fee                                                          39,740
Miscellaneous                                                          39,160
Auditing fee                                                           37,275
Printing                                                               32,525
Interest expense                                                        8,058
Legal fee                                                               5,621

Total expenses                                                      9,211,947
Less expense reductions                                              (874,269)

Net expenses                                                        8,337,678

Net investment income                                              25,210,288

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                   29,428,977
Change in unrealized appreciation (depreciation)
  of investments                                                   16,828,308

Net realized and unrealized gain                                   46,257,285

Increase in net assets from operations                            $71,467,573

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                        5-31-02 1     5-31-03

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                               $30,983,067   $25,210,288
Net realized gain                                     6,505,121    29,428,977
Change in net unrealized
  appreciation (depreciation)                         5,609,822    16,828,308

Increase in net assets
  from operations                                    43,098,010    71,467,573

Distributions to shareholders
From net investment income
Class A                                             (29,189,031)  (23,193,116)
Class B                                              (4,363,668)   (4,171,044)
Class C                                                (237,653)     (486,249)
                                                    (33,790,352)  (27,850,409)
From Fund share transactions                           (276,733)   50,820,660

NET ASSETS
Beginning of period                                 615,794,293   624,825,218

End of period 2                                    $624,825,218  $719,263,042

1 Audited by previous auditor.

2 Includes distributions in excess of net investment income of $150,079 and $155,976, respectively.

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

PERIOD ENDED                                           5-31-99 1   5-31-00 1   5-31-01 1   5-31-02 1,2  5-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.25       $9.02       $8.58       $9.06       $9.21
Net investment income 3                                   0.57        0.55        0.55        0.47        0.36
Net realized and unrealized
  gain (loss) on investments                             (0.23)      (0.44)       0.48        0.19        0.65
Total from
  investment operations                                   0.34        0.11        1.03        0.66        1.01
Less distributions
From net investment income                               (0.57)      (0.55)      (0.55)      (0.51)      (0.40)
Net asset value,
  end of period                                          $9.02       $8.58       $9.06       $9.21       $9.82
Total return 4,5 (%)                                      3.64        1.38       12.26        7.37       11.12

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $585        $505        $521        $532        $565
Ratio of expenses
  to average net assets (%)                               1.05        1.05        1.02        1.04        1.04
Ratio of adjusted expenses
  to average net assets 6 (%)                             1.10        1.18        1.15        1.17        1.17
Ratio of net investment income
  to average net assets (%)                               6.08        6.31        6.13        5.04        3.76
Portfolio turnover                                         161 7       106          68         110         400

See notes to
financial statements.




CLASS B SHARES

FINANCIAL
HIGHLIGHTS

PERIOD ENDED                                           5-31-99 1   5-31-00 1   5-31-01 1   5-31-02 1,2  5-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.25       $9.02       $8.58       $9.06       $9.21
Net investment income 3                                   0.50        0.49        0.48        0.40        0.28
Net realized and unrealized
  gain (loss) on investments                             (0.23)      (0.44)       0.48        0.19        0.65
Total from
  investment operations                                   0.27        0.05        0.96        0.59        0.93
Less distributions
From net investment income                               (0.50)      (0.49)      (0.48)      (0.44)      (0.32)
Net asset value,
  end of period                                          $9.02       $8.58       $9.06       $9.21       $9.82
Total return 4,5 (%)                                      2.92        0.64       11.44        6.57       10.30

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $197        $113         $93         $86        $128
Ratio of expenses
  to average net assets (%)                               1.74        1.78        1.75        1.79        1.79
Ratio of adjusted expenses
  to average net assets 6 (%)                             1.79        1.91        1.88        1.92        1.92
Ratio of net investment income
  to average net assets (%)                               5.39        5.58        5.41        4.29        2.97
Portfolio turnover                                         161 7       106          68         110         400

See notes to
financial statements.




CLASS C SHARES

FINANCIAL
HIGHLIGHTS

PERIOD ENDED                                           5-31-99 1,8  5-31-00 1  5-31-01 1   5-31-02 1,2  5-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.15        $9.02      $8.58       $9.06        $9.21
Net investment income 3                                   0.07         0.49       0.48        0.40         0.27
Net realized and unrealized
  gain (loss) on investments                             (0.13)       (0.44)      0.48        0.19         0.66
Total from
  investment operations                                  (0.06)        0.05       0.96        0.59         0.93
Less distributions
From net investment income                               (0.07)       (0.49)     (0.48)      (0.44)       (0.32)
Net asset value,
  end of period                                          $9.02        $8.58      $9.06       $9.21        $9.82
Total return 4,5 (%)                                     (0.65) 9      0.61      11.42        6.57        10.30

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 10        -- 10      $2          $7          $26
Ratio of expenses
  to average net assets (%)                               1.80 11      1.80       1.77        1.79         1.79
Ratio of adjusted expenses
  to average net assets 6 (%)                             1.85 11      1.93       1.90        1.92         1.92
Ratio of net investment income
  to average net assets (%)                               5.33 11      5.56       5.30        4.29         2.86
Portfolio turnover                                         161 7        106         68         110          400

 1 Audited by previous auditor.

 2 As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
   Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains per share by $0.04 and, had the Fund not made these changes to amortization, the ratio of net investment income to average net assets would have been 5.49%, 4.74% and 4.74% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.

 3 Based on the average of the shares outstanding.

 4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 6 Does not take into consideration expense reductions during the periods shown.

 7 Excludes merger activity.

 8 Class C shares began operations on 4-1-99.

 9 Not annualized.

10 Less than $500,000.

11 Annualized.


See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Government Income Fund (the "Fund") is a diversified series of John Hancock Bond Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to earn a high level of current income consistent with preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a "when issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date usually beyond the customary settlement date.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2003.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On May 31, 2003, the Fund loaned securities having a market value of $170,277,550 collateralized by securities in the amount of $173,809,126.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $35,352,778 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2004 -- $5,561,263, May 31, 2005 -- $4,339,751, May 31, 2008 -- $12,181,718 and
May 31, 2009 -- $13,270,046.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2003, the tax character of distributions paid was as follows: ordinary income $27,850,409. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2003, the components of distributable earnings on a tax basis included $35,093 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.65% of the first $200,000,000 of the Fund's average daily net asset value, (b) 0.625% of the next $300,000,000 and (c) 0.60% of the Fund's average daily net asset value in excess of $500,000,000. The Adviser has agreed to limit the management fee to 0.50% of the Fund's average net assets, at least until September 30, 2003. Accordingly, the reduction in management fee amounted to $874,269 for the year ended May 31, 2003. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended May 31, 2003, JH Funds received net up-front sales charges of $742,653 with regard to sales of Class A shares. Of this amount, $80,246 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $467,388 was paid as sales commissions to unrelated broker-dealers and $195,019 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended May 31, 2003, JH Funds received net up-front sales charges of $74,189 with regard to sales of Class C shares. Of this amount, $69,475 was paid as sales commissions to unrelated broker-dealers and $4,714 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended May 31, 2003, CDSCs received by JH Funds amounted to $367,546 for Class B shares and $7,967 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.015% average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                  YEAR ENDED 5-31-02 1         YEAR ENDED 5-31-03
                               SHARES         AMOUNT        SHARES         AMOUNT
CLASS A SHARES
Sold                       10,116,834    $93,276,543    10,397,451    $99,073,203
Distributions reinvested    2,136,917     19,717,232     1,721,991     16,451,477
Repurchased               (11,866,565)  (109,186,800)  (12,395,829)  (118,396,068)
Net increase (decrease)       387,186     $3,806,975      (276,387)   ($2,871,388)

CLASS B SHARES
Sold                        4,970,939    $45,945,588    10,040,722    $95,314,951
Distributions reinvested      271,613      2,506,800       323,739      3,093,872
Repurchased                (6,190,565)   (57,004,790)   (6,623,695)   (63,164,292)
Net increase (decrease)      (948,013)   ($8,552,402)    3,740,766    $35,244,531

CLASS C SHARES
Sold                          744,260     $6,883,016     3,401,023    $32,741,829
Distributions reinvested       21,018        193,854        36,064        344,904
Repurchased                  (283,819)    (2,608,176)   (1,529,928)   (14,639,216)
Net increase                  481,459     $4,468,694     1,907,159    $18,447,517

NET INCREASE (DECREASE)       (79,368)     ($276,733)    5,371,538    $50,820,660

1 Audited by previous auditor.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2003, aggregated $2,165,872,320 and $2,027,967,151, respectively, and purchases and proceeds from sales or maturities of obligations of the U.S. government aggregated $709,240,651 and $700,694,254, respectively, during the year ended May 31, 2003.

The cost of investments owned on May 31, 2003, including short-term investments, for federal income tax purposes, was $894,068,636. Gross unrealized appreciation and depreciation of investments aggregated $27,879,548 and $514,980, respectively, resulting in net unrealized appreciation of $27,364,568. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales and amortization of premiums and accretion of discounts on debt securities.

NOTE E
Reclassification of accounts

During the year ended May 31, 2003, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $85,121,833, a decrease in distributions in excess of net investment income of $2,634,224 and a decrease in capital paid-in of $87,756,057. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation, premium amortization tax adjustment and expiring capital loss carryover. The calculation of net investment income per share in the Financial Highlights excludes these adjustments.

NOTE F
Change in independent auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Ernst & Young LLP as the Fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ending May 31, 2003. During the two most recent fiscal years, Ernst & Young LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of Ernst & Young, would have caused them to make reference to the disagreement in their reports.



AUDITORS'
REPORT

Report of
Deloitte & Touche
LLP, Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Government
Income Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Government Income Fund (the "Fund"), one of the portfolios constituting John Hancock Bond Trust, as of May 31, 2003, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year ending May 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended May 31, 2002, and the financial highlights for each of the years in the four-year period ended May 31, 2002, were audited by other auditors whose report dated July 5, 2002, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

Deloitte & Touche LLP
Boston, Massachusetts
July 9, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2003.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended May 31, 2003, none of the dividends qualify for the corporate dividends-received deduction.

The fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2003.

Shareholders will be mailed a 2003 U.S. Treasury Department Form
1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for the calendar year 2003.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin, Born: 1940                                                                 1994                31
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since
1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director and Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments)
(since 1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc.
(until 1999), Carlin Insurance Agency, Inc. (until 1999); Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1988                31
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000), STC Broadcasting,
Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (since 2001), Adorno/
Rogers Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2001),
rateGenius (since 2001), LaQuinta Motor Inns, Inc. (hotel management company)
(until 1998), Jefferson-Pilot Corporation (diversified life insurance company)
(since 1985), New Century Equity Holdings (formerly Billing Concepts) (until 2001),
eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001),
LBJ Foundation (until 2000), Golfsmith International, Inc. (until 2000), Metamor
Worldwide (until 2000), AskRed.com (until 2001), Southwest Airlines (since 2000)
and Introgen (since 2000); Advisory Director, Q Investments (since 2000); Advisory
Director, Chase Bank (formerly Texas Commerce Bank -- Austin) (since 1988),
LIN Television (since 2002) and WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  1998                31
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 2, Born: 1938                                                             1994                31
Chairman and Trustee, Dunwoody Village, Inc. (retirement services);
Senior Vice President and Chief Financial Officer, UGI Corporation
(Public Utility Holding Company) (retired 1998); Vice President and
Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               1994                31
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1994                31
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 2, Born: 1930                                                                1994                31
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company); Chairman,
Smith Barney Trust Company of Florida (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                52
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, (Subsidiaries, LLC), Hancock
Natural Resource Group, Independence Investment LLC, Independence Fixed
Income LLC, John Hancock Advisers, LLC (the "Adviser"), The Berkeley
Financial Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC
("John Hancock Funds") and Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999).

Maureen R. Ford, Born: 1955                                                                 2000                52
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC, Independence Fixed Income LLC and
Signature Services; Senior Vice President, MassMutual Insurance Co. (until 1999).


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                  OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                 OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE
William L. Braman, Born: 1953                                                               2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp.; Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                               1994
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                 1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of
each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds
(until 2001)

Susan S. Newton, Born: 1950                                                                 1994
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington
Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.




OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Classic Value Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.




FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-554-6713


[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Government Income Fund.

5600A   5/03
        7/03


John Hancock
High Yield
Bond Fund

ANNUAL
REPORT

5.31.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Manager's report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 21

Trustees & officers
page 37

For your information
page 41

Dear Fellow Shareholders,

After a weak first quarter 2003 due to the stalled economy, rising oil prices and concerns about corporate earnings and the war in Iraq, the stock market staged a strong rebound in April and May, with the end of war and better-than-expected first-quarter corporate earnings. As a result, the major indexes wiped out their first-quarter losses and wound up gaining ground year to date through May 31, 2003. The Dow Jones Industrial Average returned 7.17% and the Standard & Poor's 500 Index rose 10.34%. A rebound in the distressed technology sector sent the tech-heavy Nasdaq Composite Index up 19.50%. Bonds, which have outperformed stocks for the last three years, continued their upward trend this year, as investors still sought their relative safety and growing demand pushed bond prices up.

After the jarring stock market losses of the last three years, it's a relief for investors to be reminded that the market is indeed cyclical, and does eventually move up -- not just down. But while the stock market has been making its way back, the ride has been extremely volatile. Uncertainty still abounds about the strength of the economy, geopolitical issues, corporate governance problems, rising unemployment and the sustainability of corporate earnings growth. Even though the statistics suggest we might be emerging from this long, difficult bear market, we're not quite ready to call it history.

While no one can predict whether this market upturn can be sustained, and when the bear market cycle will turn, investors can take charge of how they maneuver through such uncertain times. First, take a look at how your portfolio is allocated among stocks, bonds and cash to make sure it's in the proper balance. Work with your investment professional, who knows your long-term goals and can help keep you on the right track, rather than being lured by today's stars, which could wind up tomorrow's laggards. And as always, keep a long-term investment horizon. We believe this offers the best way for you to survive the tough times and reach your investment objectives.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of May 31, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
high current
income. Capital
appreciation is a
secondary goal.
The Fund invests
at least 80%
of its assets in
U.S. and foreign
high-yield bonds
and other debt
securities rated
BB/Ba or lower
and their unrated
equivalents.

Over the last twelve months

* High-yield bonds rebounded sharply as yield-hungry investors sought higher income.

* The rally lifted many names across the broad high-yield market, with the exception of airlines.

* The Fund's focus on lower-quality, higher-yielding bonds helped relative performance.

[Bar chart with heading "John Hancock High Yield Bond Fund." Under the heading is a note that reads "Fund performance for the year ended May 31, 2003." The chart is scaled in increments of 4% with 0% at the bottom and 12% at the top. The first bar represents the 11.05% total return for Class A. The second bar represents the 10.23% total return for Class B. The third bar represents the 10.23% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 issuers

 4.5%   Nextel Partners, Inc.
 2.5%   CSC Holdings, Inc.
 2.5%   Freeport-McMoRan Copper & Gold, Inc.
 2.4%   XM Satellite Radio, Inc.
 2.3%   Allied Waste Industries, Inc.
 2.2%   Northwest Airlines, Inc.
 1.9%   Grey Wolf, Inc.
 1.9%   Federative Republic of Brazil
 1.8%   Pegasus Communications Corp.
 1.7%   Great Lakes Acquisition Corp.

As a percentage of net assets on May 31, 2003.



MANAGERS'
REPORT

BY ARTHUR N. CALAVRITINOS, CFA, PORTFOLIO MANAGER

John Hancock
High Yield Bond Fund

High-yield bonds made a significant comeback during the 12 months ended May 31, 2003. When the period began in June 2002, the economy was stalled, corporate profits remained weak, corporate scandals had shaken investor confidence and worries about terrorism and war with Iraq were on the rise. As a result, the stock market and high-yield bonds -- which tend to move more in tandem with stocks than with bonds -- plunged. Squeamish investors sought safety in the highest-quality assets, and by last October, the spread, or difference, between the yield on high-yield, or "junk," bonds and 10-year Treasuries had widened to a near all-time high of 11 percentage points as junk-bond prices fell.

Starting late last year the tide turned. As interest rates continued to fall and Treasury yields hit their lowest level in 45 years, investors became willing to take on more risk to get the higher yields offered by junk bonds. Record amounts of money began to pour into the high-yield sector and continued through the period, as first-quarter corporate earnings were better than expected and the war in Iraq was short-lived. A corresponding rebound began in the stock market in April as investors grew more confident that the economy would strengthen later this year. Even with the recent stock upturn, high-yield bonds handily outperformed stocks for the 12 months ended May 31, 2003, with the Merrill Lynch High Yield Master II index returning 9.68%, compared with the -8.07% return for the Standard & Poor's 500 Index in the same period.

"High yield bonds made a
 significant comeback..."

FUND PERFORMANCE

For the 12 months ended May 31, 2003, John Hancock High Yield Bond Fund's Class A, Class B and Class C shares posted total returns of 11.05%, 10.23% and 10.23%, respectively, at net asset value. That compared with the 8.61% return of the average high current yield fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

[A photo of Arthur Calavritinos flush right next to first paragraph.]

Within the high-yield bond universe, lower-quality, higher-yielding securities, which struggled more in the first half of the period because they carry more risk, came back strong in the second half, and our focus on such bonds, particularly those rated single B, helped to boost the Fund's relative return.

RALLY CUTS ACROSS HIGH-YIELD SECTOR

The strong advance was reflected across the broad high-yield sector, and many of the Fund's holdings did well. In particular, one of our longstanding top holdings, Nextel Communications, rose as its wireless phone technology became more accepted and the company delivered on its earnings. Oil refiners Giant Industries, Frontier Oil and Port Arthur all benefited from a shortage of refineries in the United States and no new capacity. And rising natural gas prices boosted the bonds of Hugoton Royalty Trust, which generates healthy dividends from natural-gas producing leases in the Southwest.

"The strong advance was
 reflected across the broad
 high-yield sector, and
 many of the Fund's
 holdings did well."

Our stake in emerging-market bonds also served us well, including Brazilian oil company Petrobras International Finance and iron ore company MRS Logistica. Freeport-McMoRan Copper & Gold, a U.S.-based company that is the lowest-cost provider of copper from its mines in Indonesia, rallied as pricing rose and the company delivered its expected earnings. Freeport is a perfect example of our value-based investment strategy. We bought the bonds in 1998 during the Asian crisis when the prices were compelling, because, we believed, the market was overreacting and had priced in too high a risk factor. We held on, believing in the company's solid fundamentals, and the Fund has benefited.

[Table at top left-hand side of page entitled "Bond quality distribution." The first listing is BBB-4%, the second is BB-8%, the third B-39%, the fourth CCC-16%, the fifth CC-3%, the sixth C-2% and the seventh D-3%.]

BOOST IN CABLE

Cable companies also turned in good results in the past year, including Fund holdings Cablevision, a division of CSC Holdings, and Paxon Communications. Cablevision's bonds had been hit by debt amortization issues, the ills of the cable industry and management overspending, but its bonds rebounded dramatically this year from distressed levels. Paxon, which owns the PAX family TV channel, benefited from solid fundamentals and prospects of deregulation. Among our casino holdings, our Trump bonds for a marina (Trump Castle Holdings) served us well, as the 11 3/4% coupon bonds, which we bought at fairly cheap levels, got taken out at par, providing us with a good return.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 5-31-03." The chart is divided into five sections (from top to left): Corporate bonds 73%, Preferred stocks & warrants 14%, Common stocks 8%, Short-term investments & other 3% and Foreign government bonds 2%.]

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Freeport-McMoRan Copper & Gold followed by an up arrow with the phrase "Improved pricing; earnings on target." The second listing is Northwest Airlines followed by a down arrow with the phrase "Industry trouble as air travel slows." The third listing is Cablevision followed by an up arrow with the phrase "Improved liquidity helps bond prices."]

TRANSPORT STILL LAGS

Some of our biggest disappointments were among our airline holdings, as the industry struggled through a difficult year. Post-September 11 problems still existed, and were compounded by the war in Iraq and the SARS virus that seriously curtailed airline travel. During the period, the industry was hit by bankruptcy filings by US Airways and United. But we are holding on, and are beginning to see the first signs of what could be a comeback, with the resumption of some more flights by US Airways and Delta, and management changes at American Airlines.

"After such a strong run-up,
 we believe high-yield bonds
 are due for a pause in the
 near term."

OUTLOOK

After such a strong run-up, we believe high-yield bonds are due for a pause in the near term. But longer term, we are cautiously optimistic about the prospects. Confidence and liquidity are back in the high-yield market. Now we're waiting for confidence to be restored in the economy, and for corporate America to increase its risk appetite and begin allocating dollars for capital spending. That could be the spark needed to boost the economy, to the benefit of high-yield bond companies.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. The manager's statements reflect his own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in high-yield bonds.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT
PERFORMANCE

For the period ended
May 31, 2003

The index used for
comparison is the
Merrill Lynch High
Yield Master II Index,
an index composed of
U.S. currency high-yield
bonds, issued by U.S.
and non-U.S. issuers.

It is not possible
to invest directly in
an index.

                              Class A      Class B      Class C        Index
Inception date                6-30-93     10-26-87       5-1-98           --

Average annual returns with maximum sales charge (POP)
One year                        6.11%        5.26%        8.09%        9.68%
Five years                     -0.54%       -0.60%       -0.57%        2.50%
Ten years                         --         5.12%          --         6.68%
Since inception                 5.24%          --        -0.89%          --

Cumulative total returns with maximum sales charge (POP)
One year                        6.11%        5.26%        8.09%        9.68%
Five years                     -2.68%       -2.95%       -2.81%       13.13%
Ten years                         --        64.84%          --        90.90%
Since inception                65.89%          --        -4.44%          --

SEC 30-day yield as of May 31, 2003
                               10.61%       10.29%       10.10%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class B1 shares for the period indicated. For comparison, we've shown the same investment in the Merrill Lynch High Yield Master II Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents Index and is equal to $19,090 as of May 31, 2003. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Bond Fund, before sales charge, and is equal to $16,486 as of May 31, 2003.


                                    Class A      Class C 1
Period beginning                    6-30-93       5-1-98
Without sales charge                $18,056      $10,035
With maximum sales charge           $17,247       $9,929
Index                               $18,740      $11,381

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class A and Class C1 shares, respectively, as of May 31, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
May 31, 2003

This schedule is divided into five main categories: bonds, common stocks, preferred stocks, rights and warrants, and short-term investments. Bonds, common stocks, preferred stocks and rights and warrants are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


ISSUER, DESCRIPTION,                                                 INTEREST    CREDIT    PAR VALUE
MATURITY DATE                                                        RATE        RATING*   (000s OMITTED)       VALUE
BONDS 74.80%                                                                                             $685,199,385
(Cost $812,360,487)

Aerospace 0.66%                                                                                             6,030,000
AAR Corp.,
Note 12-15-07                                                         6.875%     BB-           $9,000       6,030,000

Agricultural Operations 0.18%                                                                               1,633,736
Iowa Select Farms L.P./ISF Finance, Inc.,
Jr Sec Sub Note, Payment-In-Kind, 12-01-06 (R)                       10.750      Ca             2,866       1,633,736

Automobiles/Trucks 0.78%                                                                                    7,099,250
J.B. Poindexter & Co., Inc.,
Sr Note 05-15-04                                                     12.500      C              9,725       7,099,250

Banks -- United States 0.52%                                                                                4,734,130
CSBI Capital Trust I,
Gtd Sub Cap Inc Ser A 06-06-27 (I)                                   11.750      B-             3,890       4,734,130

Building 0.60%                                                                                              5,521,219
Amatek Industries Property Ltd.,
Sub Note (Australia) 02-15-09                                        14.500      CCC+           5,025       5,521,219

Business Services -- Misc. 1.57%                                                                           14,422,360
COMFORCE Operating, Inc.,
Sr Note Ser B 12-01-07                                               12.000      B3             3,000       1,500,000
MSX International, Inc.,
Gtd Sr Sub Note 01-15-08                                             11.375      B-             3,500       2,030,000
Muzak LLC/Muzak Finance Corp.,
Gtd Sr Sub Note 03-15-09                                              9.875      B-             7,346       6,684,860
Sotheby's Holdings, Inc.,
Note 02-01-09                                                         6.875      B+             4,950       4,207,500

Chemicals 2.50%                                                                                            22,897,100
Applied Extrusion Technologies, Inc.,
Sr Note 07-01-11                                                     10.750      B              5,950       4,343,500
Huntsman ICI Chemicals LLC,
Sr Sub Note 07-01-09 +                                               10.125      B-             2,900       2,726,000
Huntsman ICI Holdings LLC,
Sr Disc Note 12-31-09                                                  Zero      B+            14,020       5,327,600
Trikem S.A.,
Bond (Brazil) 07-24-07 (R) +                                         10.625      B+            14,000      10,500,000

Computers 0.00%                                                                                                     0
Interact Operating Co.,
Sr Note 08-01-03 (B)                                                 14.000      D              4,208               0

Consumer Products -- Misc. 0.02%                                                                              198,390
Diamond Brands Operating Corp.,
Sr Sub Note 04-15-08 (B)                                             10.125      D              5,000             500
Indesco International, Inc.,
Note 03-08-08 (I)                                                    10.000      B-               196         197,890

Containers 3.09%                                                                                           28,339,797
Gaylord Container Corp.,
Sr Sub Note Ser B 02-15-08                                            9.875      BBB            4,515       4,644,806
Kappa Beheer B.V.,
Sr Sub Bond (Netherlands) 07-15-09                                   10.625      B              3,175       3,397,250
Sr Sub Bond, Step Coupon (12.50%, 07-15-04)
(Netherlands) 07-15-09 (A) (E)                                         Zero      B              4,400       4,864,566
Riverwood International Corp.,
Gtd Sr Sub Note 04-01-08 +                                           10.875      CCC+           8,980       9,238,175
Vicap S.A. de C.V.,
Gtd Sr Note (Mexico) 05-15-07                                        11.375      B              7,000       6,195,000

Cosmetics & Personal Care 0.03%                                                                               317,500
Global Health Sciences, Inc.,
Gtd Sr Note 05-01-08 (B)                                             11.000      D              3,175         317,500

Diversified Operations 0.77%                                                                                7,055,556
Diamond Holdings Plc,
Bond (United Kingdom) 02-01-08 #                                     10.000      B              4,950       7,055,556

Electronics 1.14%                                                                                          10,395,919
UCAR Finance, Inc.,
Gtd Sr Note 02-15-12                                                 10.250      B             10,815      10,395,919

Energy 1.66%                                                                                               15,232,680
Great Lakes Acquisition Corp.,
Sr Disc Deb Ser B 05-15-09                                           13.125      B-             9,300       4,185,000
Great Lakes Carbon Corp.,
Gtd Sr Sub Note Ser B 05-15-08                                       10.250      B-            13,152      11,047,680

Finance 1.09%                                                                                               9,947,500
Jet Equipment Trust,
Sr Sub Note Ser 1995-C 05-01-15 (R)                                  10.690      CCC-           3,000         360,000
Norse CBO, Ltd.,
Jr Sub Note 08-13-10 (r)                                               Zero      B-               750         225,000
PDVSA Finance Ltd.,
Note (Venezuela) 11-16-12                                             8.500      B-             3,000       2,625,000
Bond Ser 1998-1E (Venezuela) 11-15-28                                 7.500      B-             3,850       2,887,500
Qwest Capital Funding, Inc.,
Gtd Note 02-15-31                                                     7.750      CCC+           5,000       3,850,000

Food 1.69%                                                                                                 15,446,400
Agrilink Foods, Inc.,
Sr Sub Note 11-01-08                                                 11.875      B-             8,400       9,093,000
Mastellone Hermanos S.A.,
Sr Note (Argentina) 04-01-08 (B)                                     11.750      Ca            13,875       6,105,000
RAB Holdings, Inc.,
Sr Note 05-01-08 (R)                                                 13.000      Ca             1,380         248,400

Government -- Foreign 2.46%                                                                                22,555,250
Brazil, Federative Republic of,
Bond (Brazil) 07-26-07                                               11.250      B+             9,900      10,370,250
Note (Brazil) 01-11-12                                               11.000      B+             7,000       6,930,000
Panama, Republic of,
Bond (Panama) 01-16-23                                                9.375      BB             1,000       1,130,000
Uruguay, Republic of,
Bond (Uruguay) 03-15-15                                               7.500      B-             3,600       2,601,000
Bond, Payment-In-Kind (Uruguay) 01-15-33                              7.875      B-             2,400       1,524,000

Insurance 0.98%                                                                                             8,958,500
Allmerica Financial Corp.,
Sr Note 10-15-25                                                      7.625      BB-            5,000       4,375,000
SIG Capital Trust I,
Gtd Trust Preferred Security 08-15-27 (B)                             9.500      D              5,000         250,000
Willis Corroon Corp.,
Gtd Sr Sub Note 02-01-09                                              9.000      BB-            4,050       4,333,500

Leisure 6.18%                                                                                              56,635,592
AMC Entertainment, Inc.,
Sr Sub Note 02-01-11                                                  9.500      CCC+           6,963       7,189,297
Chukchansi Economic Development Authority,
Sr Note 06-15-09 (R)                                                 14.500      Caa1           4,520       4,746,000
Hockey Co. (The)/Sport Maska, Inc.,
Unit (Sr Sec Note & Sr Sec Note) 04-15-09                            11.250      B              5,500       6,063,750
Hollywood Casino Shreveport,
Gtd Sr Sec Note 08-01-06                                             13.000      CCC-           5,000       3,450,000
Jacobs Entertainment, Inc.,
Gtd Sec Note 02-01-09                                                11.875      B              4,500       4,725,000
MTR Gaming Group, Inc.,
Gtd Sr Note 04-01-10 (R)                                              9.750      B+             2,500       2,593,750
Penn National Gaming, Inc.,
Gtd Sr Sub Note Ser B 03-01-08                                       11.125      B-             2,975       3,257,625
Riviera Holdings Corp.,
Gtd Sr Note 06-15-10                                                 11.000      B+             7,000       6,615,000
Trump Hotels & Casino Resorts Holdings,
L.P./Funding, Inc.,
1st Mtg Note 03-15-10 (R)                                            17.625      B-            12,000      11,040,000
2nd Mtg Note 09-15-10 (R)                                            11.625      CCC            2,000       2,000,000
Waterford Gaming LLC/Waterford Gaming
Financial Corp.,
Sr Note 03-15-10 (R)                                                  9.500      B+             4,631       4,955,170

Media 7.43%                                                                                                68,028,801
Antenna TV S.A.,
Sr Note (Greece) 07-01-08 (E)                                         9.750      BB-            8,250       6,986,345
Charter Communications Holdings LLC/Charter
Communications Holdings Capital Corp.,
Sr Sub Note 10-01-09 +                                               10.750      CCC-           7,000       5,110,000
CSC Holdings, Inc.,
Sr Sub Deb 05-15-16 +                                                10.500      B+            11,220      12,482,250
Innova S. de R.L.,
Sr Note (Mexico) 04-01-07                                            12.875      B-             9,000       9,090,000
Paxson Communications Corp.,
Gtd Sr Sub Disc Note, Step Coupon (12.25%,
01-15-06) 01-15-09 (A)                                                 Zero      CCC+           8,750       7,131,250
Pegasus Communications Corp.,
Sr Note Ser B 08-01-07                                               12.500      CCC-          11,595      10,029,675
Pegasus Satellite Communications, Inc.,
Sr Note 08-01-06                                                     12.375      CCC-           6,500       5,687,500
Sr Sub Disc Note, Step Coupon (13.50%, 03-01-04)
03-01-07 (A)                                                           Zero      CCC-           1,200         948,000
XM Satellite Radio, Inc.,
Sr Sec Note, Step Coupon (14.00%, 12-31-05)
12-31-09 (A)                                                           Zero      Caa1          14,621      10,563,781

Medical 0.38%                                                                                               3,465,000
Magellan Health Services, Inc.,
Sr Sub Note 02-15-08 (B)                                              9.000      D              9,900       3,465,000

Metal 3.98%                                                                                                36,424,618
BWAY Corp.,
Sr Sub Note 10-15-10 (R)                                             10.000      B-             4,500       4,635,000
Doe Run Resources Corp.,
Gtd Note Ser AI 11-01-08 (I)                                         11.750      D              7,520       4,053,118
Freeport-McMoRan Copper & Gold, Inc.,
Conv Sr Note 01-31-06                                                 8.250      B-             7,200      11,763,000
Sr Note 02-01-10 (R) +                                               10.125      B-            10,000      11,085,000
Golden Northwest Aluminum, Inc.,
1st Mtg Note 12-15-06                                                12.000      B+             6,475         388,500
Haynes International, Inc.,
Sr Note 09-01-04                                                     11.625      CCC+          10,000       4,500,000

Oil & Gas 7.76%                                                                                            71,102,796
CITGO Petroleum Corp.,
Sr Note 02-01-11 (R)                                                 11.375      BB-            5,000       5,575,000
Comstock Resources, Inc.,
Gtd Sr Note 05-01-07                                                 11.250      B-             9,475      10,233,000
Frontier Oil Corp.,
Sr Sub Note 11-15-09 +                                               11.750      B              6,950       7,645,000
Giant Industries, Inc.,
Gtd Sr Sub Note 09-01-07                                              9.000      B-             5,810       5,359,725
Gtd Sr Sub Note 05-15-12                                             11.000      B-             6,100       5,825,500
Mariner Energy, Inc.,
Sr Sub Note Ser B 08-01-06                                           10.500      C              3,990       3,999,975
Ocean Rig Norway A.S.,
Gtd Sr Sec Note (Norway) 06-01-08                                    10.250      CCC           13,275      11,018,250
Petrobras International Finance Co.,
Sr Note (Brazil) 07-06-11                                             9.750      Baa1          10,000      10,800,000
Port Arthur Finance Corp.,
Gtd Sr Sec Note 01-15-09                                             12.500      BB             9,129      10,646,346

Paper & Paper Products 3.23%                                                                               29,635,507
Advance Agro Capital B.V.,
Gtd Sr Note (Thailand) 11-15-07                                      13.000      CC             7,000       6,842,500
Alabama River Newsprint Co.,
Note 04-30-25 (r)                                                     7.188      BB             2,747       2,499,827
APP China Group Ltd.,
Unit (Sr Disc Note & Warrant) (Indonesia)
03-15-10 (B) (R)                                                     14.000      D              9,250       3,422,500
APP Finance (II) Mauritius Ltd.,
Bond (Indonesia) 12-29-49 (B)                                        12.000      D              7,500          75,000
Corporacion Durango S.A. de C.V.,
Sr Note (Mexico) 07-15-09 (B) (R)                                    13.750      D              5,000       2,050,000
Sr Sec Note (Mexico) 08-01-06 (B)                                    13.125      D             17,517       9,459,180
Indah Kiat Finance Mauritius Ltd.,
Gtd Sr Note (Indonesia) 07-01-07 (B)                                 10.000      D              6,000       2,130,000
Indah Kiat International Finance Co.,
Gtd Sec Bond Ser C (Indonesia) 06-15-06 (B)                          12.500      D              3,500       1,400,000
MDP Acquisitions Plc,
Sr Note (Ireland) 10-01-12 (R)                                        9.625      B              1,200       1,291,500
Tjiwi Kimia Finance Mauritius Ltd.,
Gtd Sr Note (Indonesia) 08-01-04 (B)                                 10.000      D              1,500         465,000

Printing -- Commercial 0.22%                                                                                1,980,000
American Color Graphics, Inc.,
Gtd Sr Sub Note 08-01-05                                             12.750      B-             2,000       1,980,000

Retail 1.00%                                                                                                9,138,095
American Restaurant Group, Inc.,
Gtd Sr Sec Note Ser D 11-01-06                                       11.500      B-             5,494       3,735,920
Imperial Home Decor Group, Inc.,
Gtd Sr Sub Note 03-15-08 (B)                                         11.000      D              4,875             487
St. John Knits International, Inc.,
Sr Sub Note 07-01-09                                                 12.500      B-             4,950       5,401,688

Revenue Bonds 1.67%                                                                                        15,291,700
Capital Trust Agency,
Rev Bond Seminole Tribe Convention & Resort Facil
Ser 2002-A 10-01-33                                                  10.000      BB             3,000       3,409,080
New York City Industrial Development Agency,
Spec Facil Rev British Airways Plc Proj 12-01-32                      5.250      BBB-           2,000       1,358,680
Seminole Tribe of Florida,
Rev Bond Resort Gaming Facil Proj 10-01-13                           11.500      BB            10,500      10,523,940

Steel 0.78%                                                                                                 7,164,750
LTV Corp. (The),
Gtd Sr Sub Note 11-15-09 (B)                                         11.750      D              9,700               0
Metallurg Holdings, Inc.,
Sr Disc Note, Step Coupon (12.75%, 07-15-03)
07-15-08 (A)                                                           Zero      CCC           11,185       3,691,050
Metallurg, Inc.,
Gtd Sr Note Ser B 12-01-07                                           11.000      CCC+           4,270       2,476,600
Sheffield Steel Corp.,
Sr Sec Note 04-30-07                                                 10.000      C              1,534         997,100

Telecommunications 4.27%                                                                                   39,142,835
CTI Holdings S.A.,
Sr Note (Argentina) 04-15-08 (B)                                     11.250      Ca             7,925         792,500
Grupo Iusacell S.A. de C.V.,
Sr Note (Mexico) 12-01-06                                            14.250      C              5,900       1,829,000
GT Group Telecom, Inc.,
Unit (Sr Disc Note & Warrant), Step Coupon (13.25%,
02-01-05) 02-01-10 (A) (B)                                             Zero      D              5,750             575
Jazztel Plc,
Conv Sr Note (United Kingdom) 10-30-12 (E)                           12.000      D                251         145,704
Mobile Telesystems Finance S.A.,
Gtd Bond (Luxembourg) 12-21-04                                       10.950      B+             6,000       6,420,000
Gtd Sr Note (Luxembourg) 01-30-08 (R)                                 9.750      B+             3,750       4,087,500
Nextel Communications, Inc.,
Sr Disc Note 10-31-07                                                 9.750      B              4,500       4,623,750
Nextel Partners, Inc.,
Sr Disc Note, Step Coupon (14.00%, 02-01-04)
02-01-09 (A)                                                           Zero      CCC+           1,930       1,954,125
PTC International Finance B.V.,
Gtd Sr Sub Disc Note (Netherlands) 07-01-07                          10.750      BB-            1,155       1,206,975
PTC International Finance II S.A.,
Gtd Sr Sub Note (Luxembourg) 12-01-09 (E)                            11.250      BB-            2,975       3,857,706
Qwest Capital Funding, Inc.,
Gtd Note 08-03-09                                                     7.000      CCC+           9,000       7,605,000
Gtd Note 08-15-10                                                     7.900      CCC+           3,000       2,595,000
Rural Cellular Corp.,
Sr Sub Note 01-15-10                                                  9.750      CCC+           5,000       4,025,000

Textile 2.18%                                                                                              19,952,938
Coyne International Enterprises Corp.,
Sr Sub Note 06-01-08                                                 11.250      Ca             5,925       4,147,500
Dan River, Inc.,
Sr Note 04-15-09 (R)                                                 12.750      B-             6,000       6,000,000
Tropical Sportswear International Corp.,
Sr Sub Note Ser A 06-15-08                                           11.000      B              5,950       6,076,438
William Carter Co. (The),
Gtd Sr Sub Note Ser B 08-15-11                                       10.875      B              3,300       3,729,000

Transportation 9.93%                                                                                       90,978,809
Alaska Airlines, Inc.,
Equip Trust Ctf Ser A 04-12-10 (I)                                    9.500      BBB-           1,838       1,560,623
Equip Trust Ctf Ser D 04-12-12 (I)                                    9.500      BBB-           3,230       2,652,425
Amtran, Inc.,
Gtd Sr Note 12-15-05                                                  9.625      CCC            9,025       2,707,500
Sr Note 08-01-04                                                     10.500      CCC           14,950       8,671,000
CHC Helicopter Corp.,
Sr Sub Note (Canada) 07-15-07 (E)                                    11.750      B              5,722       7,268,339
Delta Air Lines, Inc.,
Deb 05-15-21                                                          9.750      B              2,400       1,608,000
KLM Royal Dutch Airlines N.V.,
Sr Deb (Netherlands) 05-15-49 #                                       5.750      D                670         267,753
Sr Sub Deb (Netherlands) 12-29-49 #                                   5.250      D              1,590         560,947
MRS Logistica S.A.,
Bond Ser B (Brazil) 08-15-05 (R)                                     10.625      B              6,800       6,528,000
North American Van Lines, Inc.,
Gtd Sr Sub Note 12-01-09                                             13.375      B-            10,200      10,965,000
Northwest Airlines, Inc.,
Gtd Note 03-15-07                                                     8.700      B-             7,900       4,819,000
Gtd Sr Note 03-15-07                                                  9.875      B-             4,000       3,020,000
Pass Thru Ctf Ser 1996-1 07-02-16                                     7.670      BB             4,401       3,061,344
NWA Trust,
Note Ser C 12-21-12 (I)                                              11.300      BBB-           4,597       4,158,836
Pacer International, Inc.,
Sr Sub Note 06-01-07                                                 11.750      B              4,950       5,253,188
Pacific & Atlantic Holdings, Inc.,
Sr Sec Note (Greece) 12-31-07 (B) (R)                                10.500      D              1,552         574,090
PCA LLC/PCA Finance Corp.,
Gtd Sr Note 08-01-09                                                 11.875      B-             3,000       3,270,000
Piedmont Aviation, Inc.,
Equip Trust Ctf Ser H 05-08-04 (B)                                    9.800      D                250          62,500
TFM S.A. de C.V.,
Gtd Sr Disc Note (Mexico) 06-15-09                                   11.750      B+             8,510       8,595,100
Ultralpetrol (Bahamas) Ltd.,
1st Mtg Pfd Ship Note 04-01-08                                       10.500      BB-            2,250       1,912,500
United Air Lines, Inc.,
Deb Ser A 05-01-04 (B)                                               10.670      D              1,400         140,000
Equip Trust Ctf Ser 1991-D 11-20-12 (B)                              10.360      CCC            2,500         700,000
Equip Trust Ctf Ser 2000-1 Class A-2 01-01-12 (B)                     7.730      BBB-           5,275       3,946,069
US Airways, Inc.,
Equip Trust Ctf Ser 1988-I 01-01-05 (B)                              10.800      CC               400         112,000
Pass Thru Ctf Ser 1990-A1 03-19-05 (B)                               11.200      D                637         172,061
Pass Thru Ctf Ser 1993-A2 09-01-03 (B) (I)                            9.625      D              1,665         915,750
Pass Thru Ctf Ser 1993-A3 03-01-13 (B) (I)                           10.375      Ca             9,925       5,458,750
Pass Thru Ctf Ser B 11-15-04 (B)                                      9.360      D              2,437         658,034
World Airways, Inc.,
Conv Sr Sub Deb 08-26-04 (R)                                          8.000      B-             2,000       1,360,000

Utilities 4.69%                                                                                            42,989,063
Calpine Canada Energy Finance ULC,
Gtd Sr Note (Canada) 05-01-08 +                                       8.500      CCC+           6,000       4,170,000
Dynegy Holdings, Inc.,
Sr Note 03-15-05                                                      8.125      CCC+           7,500       7,125,000
Midland Funding Corp. II,
Deb Ser A 07-23-05                                                   11.750      BB-            5,000       5,387,500
Mirant Americas Generation, LLC,
Sr Note 05-01-06 +                                                    7.625      B              7,500       5,531,250
Monterrey Power S.A. de C.V.,
Sr Sec Bond (Mexico) 11-15-09 (R)                                     9.625      BBB-           2,639       3,173,739
Orion Power Holdings, Inc.,
Sr Note 05-01-10                                                     12.000      CCC+           8,435       9,109,800
South Point Energy Center LLC/Broad River
Energy LLC/Rockgen Energy LLC,
Gtd Sec Lease Oblig 05-30-12 (R)                                      8.400      B              2,378       2,235,524
TECO Energy, Inc.,
Sr Note 12-01-07 +                                                   10.500      BB+            5,500       6,256,250

Waste Disposal Service & Equip. 1.36%                                                                      12,483,594
Allied Waste North America, Inc.,
Gtd Sr Sub Note Ser B 08-01-09 +                                     10.000      B+            11,875      12,483,594

ISSUER, DESCRIPTION                                                                            SHARES           VALUE
COMMON STOCKS 7.70%                                                                                       $70,568,248
(Cost $150,587,977)

Chemicals 0.17%                                                                                             1,565,905
American Pacific Corp. **                                                                     200,500       1,565,905

Consumer Products -- Misc. 0.09%                                                                              794,140
Indesco International, Inc. (I) **                                                            168,966         794,140

Engineering/R & D Services 0.11%                                                                              983,388
Kaiser Group Holdings, Inc. **                                                                 81,949         983,388

Forestry 0.02%                                                                                                184,800
Plum Creek Timber Co., Inc.                                                                     7,000         184,800

Leisure 0.77%                                                                                               7,015,257
Fitzgeralds Gaming Corp. (B) (I) **                                                           156,752               0
Isle of Capris Casinos, Inc. **                                                               520,000       6,858,800
Sunterra Corp. **                                                                              20,188         156,457

Machinery 0.00%                                                                                                    $0
Glasstech, Inc. (Class B) (I) **                                                                4,424               0
Glasstech, Inc. (Class C) (I) **                                                                   11               0

Media 0.28%                                                                                                 2,518,846
Pegasus Communications Corp. **                                                               101,362       2,518,846

Metal 0.00%                                                                                                    16,985
Haynes Holdings, Inc. **                                                                       67,938          16,985

Oil & Gas 4.01%                                                                                            36,771,752
Chesapeake Energy Corp.                                                                     1,150,000      11,741,500
Grey Wolf, Inc. **                                                                          3,933,650      17,622,752
Hugoton Royalty Trust                                                                         250,000       4,437,500
Key Energy Services, Inc. **                                                                  250,000       2,970,000

Paper & Paper Products 0.03%                                                                                  296,400
Smurfit-Stone Container Corp. **                                                               20,000         296,400

Real Estate Operations 0.11%                                                                                1,042,950
Anthracite Capital, Inc. (r)                                                                   85,981       1,042,950

Retail 0.15%                                                                                                1,405,484
Pathmark Stores, Inc. **                                                                       88,778         640,089
Samuels Jewelers, Inc. **                                                                     300,000          15,000
SpinCycle, Inc. **                                                                            101,542         750,395

Steel 0.04%                                                                                                   364,346
Sheffield Steel Corp. **                                                                      242,897         364,346

Telecommunications 0.70%                                                                                    6,388,604
Jazztel Plc, (United Kingdom) (E) **                                                        1,455,816         556,485
Metrocall Holdings, Inc. **                                                                     3,696         240,240
Nextel Communications, Inc. (Class A) **                                                      215,000       3,222,850
NII Holdings, Inc. (Class B) **                                                                28,047       1,009,412
Versatel Telecom International N.V., American Depositary
Receipt (ADR) (Netherlands) (B) **                                                          1,256,508       1,359,617

Textile 0.00%                                                                                                       0
Willcox & Gibbs, Inc. (I) **                                                                  229,554               0

Transportation 1.22%                                                                                       11,219,391
AMR Corp.**                                                                                   200,000       1,268,000
KLM Royal Dutch Airlines N.V. (ADR) (Netherlands)                                             107,625         780,281
Northwest Airlines Corp. **                                                                 1,027,000       9,171,110

PREFERRED STOCKS 13.04%                                                                                  $119,478,903
Cost ($124,765,023)

Chemicals 0.95%                                                                                             8,694,448
Hercules Trust I, 9.42%                                                                       364,700       8,694,448

Computers 0.00%                                                                                                     0
Inter-Act Electronic Marketing, Inc., 14.00% Conv                                               6,000               0

Engineering/R & D Services 0.26%                                                                            2,412,063
Kaiser Group Holdings, Inc., 7.00%, Ser 1                                                      51,761       2,412,063

Finance 0.35%                                                                                               3,203,910
Fuji JGB Investment LLC, 9.87%, Ser A (Japan) (R)                                               3,000       3,203,910

Leisure 0.00%                                                                                                       0
Fitzgeralds Gaming Corp. (B) (I) **                                                           125,000               0

Machinery 0.15%                                                                                             1,418,649
Glasstech, Inc., Ser A (I) **                                                                     284         284,000
Glasstech, Inc., 12.75%, Ser B (I) **                                                           4,468       1,134,649
Glasstech, Inc., Ser C (I) **                                                                      10               0

Media 3.37%                                                                                                30,878,971
CSC Holdings, Inc., 11.125%, Ser M                                                             50,000       5,212,500
CSC Holdings, Inc., 11.75%, Ser H                                                              54,000       5,643,000
Granite Broadcasting Corp., 12.75%, Payment-In-Kind                                            11,710       8,431,200
Pegasus Communications Corp., 6.50%, Ser C, Conv                                               83,750       3,946,719
Pegasus Satellite Communications, Inc., 12.75%, Ser B                                           4,831       4,251,280
Shaw Communications, Inc., 8.45%, Ser A (Canada)                                               83,600       2,023,120
Shaw Communications, Inc., 8.50% (Canada)                                                      56,800       1,371,152

Paper & Paper Products 2.22%                                                                               20,308,548
Smurfit-Stone Container Corp., 7.00%, Ser A, Conv                                             614,900      13,988,975
TimberWest Forest Corp., Unit (Common & Preferred Shares) (Canada)                            751,400       6,319,573

Real Estate Operations 0.17%                                                                                1,541,000
Anthracite Capital, Inc. (r)                                                                   67,000       1,541,000

Telecommunications 3.83%                                                                                   35,111,314
Metrocall Holdings, Inc., 15.00%, Ser A                                                         3,186          28,674
Nextel Communications, Inc., 13.00%, Payment-In-Kind, Ser D                                    30,258      31,317,030
Rural Cellular Corp., 12.25%, Payment-In-Kind                                                  19,819       3,765,610

Transportation 0.00%                                                                                                0
Pacific & Atlantic Holdings, Inc., 7.50% (Greece) (B) (I) **                                   85,644               0

Waste Disposal Service & Equip. 0.97%                                                                       8,850,000
Allied Waste Industries, Inc., 6.25%, Conv                                                    150,000       8,850,000

Utilities 0.77%                                                                                             7,060,000
Duke Energy Corp., 8.00%, Ser B, Conv                                                         200,000       3,112,000
TECO Energy, Inc., 9.50%, Conv                                                                210,000       3,948,000

ISSUER, DESCRIPTION                                                                           SHARES, RIGHTS
                                                                                              OR WARRANTS       VALUE
RIGHTS AND WARRANTS 1.23%                                                                                 $11,221,878
Cost ($6,445,822)

Chemicals 0.00%                                                                                                     0
Sterling Chemicals Holdings, Warrant (I) **                                                     1,000               0

Computers 0.00%                                                                                                     0
Inter-Act Electronic Marketing, Inc., Warrant **                                                6,000               0
Interact Systems, Inc., Warrant (B) **                                                          6,000               0

Electronics 0.00%                                                                                                   0
Electronic Retailing Systems International, Inc., Warrant (I) **                                1,000               0

Engineering/R & D Services 0.00%                                                                                    0
Kaiser Group Holdings, Inc., Right (I)**                                                       68,021               0

Leisure 0.00%                                                                                                   1,514
Sunterra Corp., Warrant**                                                                      30,283           1,514

Manufacturing 0.00%                                                                                             2,809
HF Holdings, Inc., Warrant**                                                                   28,092           2,809

Media 1.22%                                                                                                11,135,093
XM Satellite Radio Holdings, Inc., Warrant (R) **                                               9,350             468
XM Satellite Radio Holdings, Inc., Warrant **                                                  15,850      11,134,625

Metal 0.00%                                                                                                         0
Doe Run Resources Corp., Warrant (I)**                                                             28               0

Oil & Gas 0.00%                                                                                                 8,022
Chesapeake Energy Corp., Warrant (I)**                                                         17,011           8,022

Retail 0.01%                                                                                                   74,440
Pathmark Stores, Inc., Warrant**                                                               62,796          74,413
Samuels Jewelers, Inc., Warrant**                                                               2,612              27

Telecommunications 0.00%                                                                                            0
Cybernet Internet Services International, Inc., Warrant**                                       4,000               0
Startec Global Communications Corp., Warrant**                                                  3,000               0

                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE  (000S OMITTED)           VALUE
SHORT-TERM INVESTMENTS 0.46%                                                                               $4,233,000
(Cost $4,233,000)

Joint Repurchase Agreement 0.46%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 05-30-03 due 06-02-03 (Secured by
U.S. Treasury Bond 8.00% due 11-15-21,
U.S. Treasury Inflation Indexed Bonds, 3.625%
due 04-15-28 and 3.875% due 04-15-29)                                           1.270%         $4,233       4,233,000

TOTAL INVESTMENTS 97.23%                                                                                 $890,701,414

OTHER ASSETS AND LIABILITIES, NET 2.77%                                                                   $25,333,378

TOTAL NET ASSETS 100.00%                                                                                 $916,034,792

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, the security is U.S. dollar-denominated, unless indicated otherwise.

  + All or a portion of this security is on loan on May 31, 2003.

  * Credit ratings are unaudited and are rated by Moody's Investors
    Service or John Hancock Advisors, LLC, where Standard & Poor's ratings are not available.

 ** Non-income-producing security.

  # Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income-producing issuer filed for protection under Federal
    Bankruptcy Code or is in default of interest payment.

(E) Parenthetical disclosure of a country in the security description represents country of issuer; however, security is euro-denominated.

(I) This security is valued in good faith under procedures established by the Board of Trustees.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $93,299,286 or 10.19% of net assets as of May 31, 2003.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's by-laws and the Investment
    Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

    Additional information on these securities is as follows:


                                                                            VALUE AS A
                                                                            PERCENTAGE
                                            ACQUISITION     ACQUISITION     OF FUND'S      VALUE AT
ISSUER, DESCRIPTION                         DATE            COST            NET ASSETS     MAY 31, 2003
-------------------------------------------------------------------------------------------------------
Alabama River Newsprint Co.
  -- bond                                   04-14-98        $2,744,110      0.27%          $2,499,827
Anthracite Capital, Inc. --
  common stock                              05-15-00           580,372      0.11            1,042,950
Anthracite Capital, Inc. --
  preferred stock                           05-15-00         1,139,000      0.17            1,541,000
Norse CBO, Ltd. --
  bond                                      08-04-98           750,000      0.02              225,000

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.



PORTFOLIO
CONCENTRATION

May 31, 2003
(unaudited)

These tables show
the percentages
of the Fund's
investments
aggregated by
various countries
and the
concentration of
investments
aggregated by the
quality rating
for each bond.

                   VALUE AS A PERCENTAGE
COUNTRY                    OF NET ASSETS
----------------------------------------
Argentina                          0.75%
Australia                          0.60
Brazil                             4.93
Canada                             2.31
Greece                             0.83
Indonesia                          0.82
Ireland                            0.14
Japan                              0.35
Luxembourg                         1.57
Mexico                             4.41
Netherlands                        1.36
Norway                             1.20
Panama                             0.12
Thailand                           0.75
United Kingdom                     0.85
United States                     75.19
Uruguay                            0.45
Venezuela                          0.60
Total investments                 97.23%

                              VALUE AS A PERCENTAGE OF NET ASSETS
QUALITY DISTRIBUTION          PREFERRED STOCKS              BONDS
-----------------------------------------------------------------
BBB                                      0.34%              3.52%
BB                                       0.43               8.43
B                                        5.10              39.26
CCC                                      5.36              15.96
CC                                       1.35               2.77
C                                        0.46               1.52
D                                          --               3.34
Total                                   13.04%             74.80%

See notes to
financial statements.



ASSETS AND
LIABILITIES

May 31, 2003

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $1,098,392,309)
  including $40,146,577 of securities loaned                     $890,701,414
Cash                                                                  120,514
Receivable for investments sold                                     3,858,025
Receivable for shares sold                                          4,793,985
Receivable for forward foreign currency exchange contracts              7,491
Dividends and interest receivable                                  23,578,508
Other assets                                                          144,277

Total assets                                                      923,204,214

LIABILITIES
Payable for investments purchased                                   1,829,261
Payable for shares repurchased                                      2,794,187
Payable for forward foreign currency exchange contracts             1,169,236
Dividends payable                                                     410,898
Payable to affiliates
  Management fee                                                      399,896
  Distribution and service fee                                        151,035
  Other                                                               169,078
Other payables and accrued expenses                                   245,831

Total liabilities                                                   7,169,422

NET ASSETS
Capital paid-in                                                 1,402,312,853
Accumulated realized loss on investments
  and foreign currency transactions                              (269,650,778)
Net unrealized depreciation of investments and
  translation of assets and liabilities in foreign currencies    (208,796,960)
Distributions in excess of net investment income                   (7,830,323)

Net assets                                                       $916,034,792

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($296,929,564 [DIV] 63,356,551 shares)                          $4.69
Class B ($511,584,159 [DIV] 109,164,732 shares)                         $4.69
Class C ($107,521,069 [DIV] 22,942,233 shares)                          $4.69

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($4.69 [DIV] 95.5%)                                           $4.91
Class C ($4.69 [DIV] 99%)                                               $4.74

1 On single retail sales of less than $100,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.


OPERATIONS

For the year ended
May 31, 2003

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest (including securities lending income
  of $96,870 and net of foreign withholding
  taxes of $6,306)                                                $78,284,477
Dividends (net of foreign withholding taxes of $24,216)             9,719,992

Total investment income                                            88,004,469

EXPENSES
Investment management fee                                           3,916,720
Class A distribution and service fee                                  583,893
Class B distribution and service fee                                4,523,994
Class C distribution and service fee                                  692,625
Transfer agent fee                                                  1,353,728
Accounting and legal services fee                                     240,224
Custodian fee                                                         152,207
Registration and filing fee                                            73,189
Legal fee                                                              60,211
Miscellaneous                                                          46,745
Trustees' fee                                                          41,917
Auditing fee                                                           40,900
Printing                                                               33,332
Interest expense                                                       12,601

Total expenses                                                     11,772,286

Net investment income                                              76,232,183

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                                       (88,239,025)
Foreign currency transactions                                      (6,548,149)

Change in net unrealized appreciation (depreciation) of
Investments                                                       104,982,725
Translation of assets and liabilities in foreign currencies           253,530

Net realized and unrealized gain                                   10,449,081

Increase in net assets from operations                            $86,681,264

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                     YEAR                YEAR
                                                    ENDED               ENDED
                                                  5-31-02 1           5-31-03
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                         $70,947,775         $76,232,183
Net realized loss                             (38,832,245)        (94,787,174)
Change in net unrealized
  appreciation (depreciation)                 (11,354,361)        105,236,255

Increase in net assets
  resulting from operations                    20,761,169          86,681,264

Distributions to shareholders
From net investment income
Class A                                       (24,370,099)        (25,622,456)
Class B                                       (54,190,373)        (46,739,603)
Class C                                        (4,400,426)         (7,026,567)
                                              (82,960,898)        (79,388,626)
From Fund share transactions                   53,266,015          78,614,442

NET ASSETS
Beginning of period                           839,061,426         830,127,712

End of period 2                              $830,127,712        $916,034,792


1 Audited by previous auditor.

2 Includes distributions in excess of net investment income of $398,512 and $7,830,323, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                 5-31-99 1   5-31-00 1     5-31-01 1   5-31-02 1,2     5-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $8.26       $6.57         $5.87       $5.11           $4.72
Net investment income 3                         0.75        0.72          0.65        0.47            0.45
Net realized and unrealized
  loss on investments                          (1.59)      (0.70)        (0.76)      (0.32)          (0.01)
Total from
  investment operations                        (0.84)       0.02         (0.11)       0.15            0.44
Less distributions
From net investment income                     (0.75)      (0.72)        (0.65)      (0.54)          (0.47)
From net realized gain                         (0.10)         --            --          --              --
                                               (0.85)      (0.72)        (0.65)      (0.54)          (0.47)
Net asset value,
  end of period                                $6.57       $5.87         $5.11       $4.72           $4.69
Total return 4 (%)                             (9.85)       0.15         (1.82)       3.59           11.05

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $285        $238          $228        $254            $297
Ratio of expenses
  to average net assets (%)                     0.98        0.99          0.99        1.02            1.04
Ratio of net investment income
  to average net assets (%)                    10.94       11.36         10.87        9.85           10.54
Portfolio turnover (%)                            56          49            57          69              49


See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                 5-31-99 1   5-31-00 1     5-31-01 1   5-31-02 1,2     5-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $8.26       $6.57         $5.87       $5.11           $4.72
Net investment income 3                         0.70        0.67          0.61        0.43            0.42
Net realized and unrealized
  loss on investments                          (1.59)      (0.70)        (0.76)      (0.32)          (0.01)
Total from
  investment operations                        (0.89)      (0.03)        (0.15)       0.11            0.41
Less distributions
From net investment income                     (0.70)      (0.67)        (0.61)      (0.50)          (0.44)
From net realized gain                         (0.10)         --            --          --             --
                                               (0.80)      (0.67)        (0.61)      (0.50)          (0.44)
Net asset value,
  end of period                                $6.57       $5.87         $5.11       $4.72           $4.69
Total return 4 (%)                            (10.54)      (0.61)        (2.51)       2.81           10.23

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $835        $691          $571        $515           $512
Ratio of expenses
  to average net assets (%)                     1.73        1.74          1.68        1.77           1.79
Ratio of net investment income
  to average net assets (%)                    10.20       10.61         10.87        9.10           9.92
Portfolio turnover (%)                            56          49            57          69             49


See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                 5-31-99 1   5-31-00 1   5-31-01 1   5-31-02 1,2     5-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $8.26       $6.57       $5.87       $5.11           $4.72
Net investment income 3                         0.70        0.67        0.61        0.43            0.41
Net realized and unrealized
  loss on investments                          (1.59)      (0.70)      (0.76)      (0.32)             -- 5
Total from
  investment operations                        (0.89)      (0.03)      (0.15)       0.11            0.41
Less distributions
From net investment income                     (0.70)      (0.67)      (0.61)      (0.50)          (0.44)
From net realized gain                         (0.10)         --          --          --              --
                                               (0.80)      (0.67)      (0.61)      (0.50)          (0.44)
Net asset value,
  end of period                                $6.57       $5.87       $5.11       $4.72           $4.69
Total return 4 (%)                            (10.54)      (0.61)      (2.57)       2.81           10.23

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                  $29         $27         $40         $61           $108
Ratio of expenses
  to average net assets (%)                     1.73        1.74        1.74        1.77           1.79
Ratio of net investment income
  to average net assets (%)                    10.20       10.61       10.87        9.10           9.72
Portfolio turnover (%)                            56          49          57          69             49

1 Audited by previous auditor.

2 As required, effective June 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
  Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 10.16%, 9.41% and 9.41% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Less than $0.01 per share.


See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock High Yield Bond Fund (the "Fund") is a diversified series of John Hancock Bond Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek high current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond the customary settlement date.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2003.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On May 31, 2003, the Fund loaned securities having a market value of $40,146,577 collateralized by securities in the amount of $40,941,945.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transactions.

The Fund had the following open forward foreign currency exchange contracts on May 31, 2003:

                      PRINCIPAL AMOUNT         EXPIRATION    APPRECIATION/
CURRENCY              COVERED BY CONTRACT      MONTH        (DEPRECIATION)
--------------------------------------------------------------------------
BUYS
Euro                    3,200,000              June 2003          ($6,233)
Swiss Franc               353,888              June 2003           (1,116)
                                                                  ($7,349)

SELLS
Euro                    3,200,000              June 2003        ($345,047)
Euro                   16,800,000              July 2003         (658,301)
Euro                    3,200,000              Sept 2003            6,411
Pound Sterling          3,600,000              July 2003         (129,250)
Swiss Franc               688,000              July 2003          (29,289)
Swiss Franc               353,887              Sept 2003            1,080
                                                              ($1,154,396)

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $216,674,547 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2007 -- $21,790,325, May 31, 2008 --
$14,048,332, May 31, 2009 -- $19,043,883, May 31, 2010 -- $112,553,950 and
May 31, 2011 -- $49,238,057. Net capital losses of $51,768,913 that are attributable to security transactions incurred after October 31, 2002, are treated as arising on January 1, 2003, the first day of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2003, the tax character of distributions paid was as follows: ordinary income $79,388,626. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2003, the components of distributable earnings on a tax basis included $927,554 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value, (b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended May 31, 2003, JH Funds received net up-front sales charges of $1,169,848 with regard to sales of Class A shares. Of this amount, $130,729 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $968,571 was paid as sales commissions to unrelated broker-dealers and $70,548 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended May 31, 2003, JH Funds received net up-front sales charges of $532,330 with regard to sales of Class C shares. Of this amount, $526,167 was paid as sales commissions to unrelated broker-dealers and $6,163 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended May 31, 2003, CDSCs received by JH Funds amounted to $1,317,215 for Class B shares and $27,497 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.015% of the Fund's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                  YEAR ENDED 5-31-02 1          YEAR ENDED 5-31-03
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                      41,107,125    $192,344,071    46,355,536    $195,978,517
Distributions reinvested   2,460,310      11,535,132     2,883,589      12,283,987
Repurchased              (34,390,625)   (162,431,343)  (39,707,459)   (173,053,679)
Net increase               9,176,810     $41,447,860     9,531,666     $35,208,825

CLASS B SHARES
Sold                      21,475,594    $101,109,159    23,917,098    $102,722,946
Distributions reinvested   3,616,267      16,928,972     4,672,566      19,876,686
Repurchased              (27,704,392)   (130,377,788)  (28,654,281)   (122,797,233)
Net decrease              (2,612,531)   ($12,339,657)      (64,617)      ($197,601)

CLASS C SHARES
Sold                       8,481,191     $40,025,795    14,232,042     $61,471,755
Distributions reinvested     351,969       1,650,447       799,208       3,417,084
Repurchased               (3,728,157)    (17,518,430)   (4,965,956)    (21,285,621)
Net increase               5,105,003     $24,157,812    10,065,294     $43,603,218

NET INCREASE              11,669,282     $53,266,015    19,532,343     $78,614,442

1 Audited by previous auditor.


NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2003, aggregated $429,070,357 and $358,508,875, respectively.

The cost of investments owned on May 31, 2003, including short-term investments, for federal income tax purposes was $1,113,701,149. Gross unrealized appreciation and depreciation of investments aggregated $77,058,346 and $300,058,081, respectively, resulting in net unrealized depreciation of $222,999,735. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales, amortization of premiums and accretion of discounts on debt securities, and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

NOTE E
Reclassification of accounts

During the year ended May 31, 2003, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $5,750,732, an increase in distributions in excess of net investment income of $4,275,368 and a decrease in capital paid-in of $1,475,364. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation, preferred amortization tax adjustment and foreign currency adjustment. The calculation of net investment income per share in the Financial Highlights excludes these adjustments.

NOTE F
Change in Independent Auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Ernst & Young LLP as the Fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended May 31, 2003. During the two most recent fiscal years, Ernst & Young LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the disagreement in their reports.



AUDITORS'
REPORT

Report of
Deloitte & Touche
LLP, Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock High Yield Bond Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock High Yield Bond Fund (the "Fund"), one of the portfolios constituting the John Hancock Bond Trust, as of May 31, 2003, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year ending May 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended May 31, 2002, and the financial highlights for each of the years in the four-year period ended May 31, 2002, were audited by other auditors whose report dated July 5, 2002, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

DELOITTE & TOUCHE LLP                             Boston, Massachusetts
                                                           July 9, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2003.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended May 31, 2003, 11.17% of the dividends qualify for the corporate dividends-received deduction.

The fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2003.

Shareholders will be mailed a 2003 U.S. Treasury Department Form
1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for the calendar year 2003.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin, Born: 1940                                                                 1994                31
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director/Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments);
Director/Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust; Director of the
following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare,
Inc. (until 1999), Carlin Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1987                31
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman, IBT Technologies (until 2001);
Director of the following: The University of Texas Investment Management
Company (until 2000), Hire.com (since 2000), STC Broadcasting, Inc. and
Sunrise Television Corp. (since 2001), Symtx, Inc. (since 2001), Adorno/Rogers
Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2001),
rateGenius (since 2001); LaQuinta Motor Inns, Inc. (hotel management company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank -- Austin), LIN Television (since
2002) and WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  1998                31
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 2, Born: 1938                                                             1994                31
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               1994                31
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1994                31
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 2, Born: 1930                                                                1994                31
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                52
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC ("Subsidiaries, LLC"), Hancock
Natural Resource Group, Independence Investment LLC, Independence
Fixed Income LLC, John Hancock Advisers, LLC (the "Adviser") and
The Berkeley Financial Group, LLC ("The Berkeley Group"), John
Hancock Funds, LLC ("John Hancock Funds"), Massachusetts Business
Development Corporation; Director, John Hancock Insurance Agency, Inc.
("Insurance Agency, Inc.") (until 1999).

Maureen R. Ford, Born: 1955                                                                 2000                52
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC, Independence Fixed Income LLC and
John Hancock Signature Services ("Signature Services"); Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1994
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1994
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.



The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.


OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      Large Cap Equity Fund
                      Large Cap Growth Fund
                      Large Cap Spectrum Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

-------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Bond Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

-------------------------------------------------------
International         International Fund
                      Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

-------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.



FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

HOW TO
CONTACT US

On the Internet                       www.jhfunds.com

By regular mail                       John Hancock Signature Services, Inc.
                                      1 John Hancock Way, Suite 1000
                                      Boston, MA 02217-1000

By express mail                       John Hancock Signature Services, Inc.
                                      Attn: Mutual Fund Image Operations
                                      529 Main Street
                                      Charlestown, MA 02129

Customer service representatives      1-800-225-5291

24-hour automated information         1-800-338-8080

TDD line                              1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
High Yield Bond Fund.

5700A   5/03
        7/03

ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

ITEM 10. EXHIBITS.

(a) Not applicable at this time.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By:
---------------------
Maureen R. Ford
Chairman, President and Chief Executive Officer

Date:    July 24, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
-----------------------
Maureen R. Ford
Chairman, President and Chief Executive Officer

Date:    July 24, 2003




By:
-----------------------
Richard A. Brown
Senior Vice President and Chief Financial Officer


Date:    July 24, 2003